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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FIRST COMMUNITY BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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FIRST COMMUNITY BANCORP
6110 El Tordo
P.O. Box 2388
Rancho Santa Fe, CA 92067

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 28, 2003

        The 2003 Annual Meeting of Shareholders of First Community Bancorp (the "Company") will be held on Wednesday, May 28, 2003, at 10:00 a.m., California time, at The Inn, 5951 Linea del Cielo, Rancho Santa Fe, California 92067, for the following purposes:

          1.    To elect eleven (11) members of the Board of Directors who shall hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

          2.    To amend and restate the Company's 2000 Stock Incentive Plan and to increase the number of shares reserved for issuance from 2,000,000 to 2,500,000 shares.

          3.    To consider and act upon such other business and matters or proposals as may properly come before the annual meeting or any postponements or adjournments thereof.

        The Board of Directors has fixed the close of business on April 4, 2003 as the record date for determining which shareholders have the right to receive notice of and to vote at the annual meeting or any postponements or adjournments thereof.

        You are cordially invited to attend the 2003 Annual Meeting of Shareholders.

By Order of the Board of Directors
/s/ JARED M. WOLFF
Jared M. Wolff, Corporate Secretary
Rancho Santa Fe, California April 16, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING. Your vote is important and we appreciate your cooperation in returning promptly your executed proxy card. Your proxy is revocable and will not effect your right to vote in person at the annual meeting.

TABLE OF CONTENTS

INTRODUCTION	1
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT	4
BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS	5
PROPOSAL 1: ELECTION OF DIRECTORS	8
BOARD OF DIRECTORS COMMITTEES	10
COMPENSATION OF DIRECTORS	11
EXECUTIVE OFFICERS	14
EXECUTIVE COMPENSATION	16
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	22
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	23
REPORT OF THE AUDIT COMMITTEE	24
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	25
PROPOSAL 2: APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2000 STOCK INCENTIVE PLAN	26
INDEPENDENT AUDITORS	32
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	33
SHAREHOLDER PROPOSALS	33
INCORPORATION BY REFERENCE	33
OTHER MATTERS	33
ANNEX A FIRST COMMUNITY BANCORP AUDIT COMMITTEE CHARTER
ANNEX B FIRST COMMUNITY BANCORP COMPENSATION COMMITTEE CHARTER
ANNEX C FIRST COMMUNITY BANCORP 2003 STOCK INCENTIVE PLAN

i

FIRST COMMUNITY BANCORP

PROXY STATEMENT
FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 28, 2003

INTRODUCTION

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of First Community Bancorp, a California corporation (the "Company," "we" or "our"), to be used at our 2003 Annual Meeting of Shareholders (the "Meeting") and at any postponements or adjournments thereof. The Meeting is scheduled to be held as follows:

Date:	Wednesday, May 28, 2003
Time:	10:00 a.m., California time
Place:	The Inn, 5951 Linea del Cielo, Rancho Santa Fe, California 92067

        This proxy statement and the accompanying form of proxy are first being sent to shareholders on our about April 21, 2003.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.
What is being voted on at the Meeting?

        The matters to be considered and voted upon at the Meeting are as follows:

          1.    Election of Directors. To elect eleven (11) members of the Board of Directors who shall hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

          2.    Amendment and Restatement of the 2000 Stock Incentive Plan. To amend and restate the Company's 2000 Stock Incentive Plan (the "2000 Plan") and to increase the number of shares reserved for issuance from 2,000,000 to 2,500,000 shares.

          3.    Other Business. To consider and act upon such other business as may properly come before the Meeting or any postponements or adjournments thereof.

2.
Who is entitled to vote? How many votes am I entitled to?

        Only shareholders of record as of April 4, 2003 (the "Record Date") may vote at the Meeting. According to U.S. Stock Transfer Corporation, our transfer agent, there were 15,354,619 shares of common stock outstanding held by approximately 1,430 shareholders as of the Record Date.

        Each holder of the Company's common stock is entitled to one vote for each share recorded in their name on the books of the Company as of the Record Date on any matter submitted to the shareholders for a vote, except that shareholders may vote their shares cumulatively for the election of directors. Cumulative voting provides each shareholder with a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, which such shareholder can then vote in favor of one or more nominees. For example, if you held 100 shares as of the Record Date, you would be entitled to 1,100 votes which you could then distribute amongst one or more nominees as you see fit.

        The election of directors requires a plurality of the votes cast for the election of directors. Accordingly, the eleven (11) directorships to be filled at the Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

        The affirmative vote of the holders of a majority of the outstanding shares of common stock, voting in person or by proxy and entitled to vote at the Meeting, is required to approve the amendment and restatement of the 2000 Plan. An abstention from voting will be treated as "present" for quorum purposes. However, since an abstention is not treated as a "vote" for or against the matter, it will not have any impact on the vote.

3.
Who pays the cost of soliciting proxies on behalf of the Company?

        The Company will pay the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and employees of the Company or its subsidiaries telephonically, electronically or by other means of communication. Such directors, officers and employees will receive no additional compensation for their services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

4.
How does the Board of Directors recommend I vote?

        The Board of Directors recommends a vote FOR each of the nominees and a vote FOR the amendment and restatement of the 2000 Plan.

5.
How many shares must be represented at the Meeting to constitute a "quorum"?

        A majority of the outstanding shares must be present at the Meeting, either in person or by proxy, to constitute a quorum. There must be a quorum for the Meeting to be held. If you return a signed proxy card, you will be counted as being present, even if you abstain from voting. Broker non-votes (i.e., proxies from banks, brokers or other nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a matter which such bank, broker or other nominee does not have discretionary power to vote) will also be counted as being present for purposes of determining a quorum.

6.
What do I have to do to vote?

        You may vote by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage paid envelope. If you mark the proxy card to show how you wish to vote, your shares will be voted as you direct. If you return a signed proxy card but do not mark the proxy card to show how you wish to vote, your shares will be voted FOR each of the Board of Directors' nominees for election as directors, FOR the approval of amendment and restatement of the 2000 Plan and otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Meeting. You may change or revoke your vote at any time before it is counted at the Meeting by:

  •
  notifying our Secretary at the address shown above in writing that you wish to revoke your proxy;

  •
  attending the Meeting and voting in person; or

  •
  submitting a later dated proxy card.

Attending the Meeting will not automatically revoke your prior proxy. You must comply with one of the methods indicated above in order to revoke your proxy.

7.
What do I have to do to vote my shares if they are held in "street name"?

        If you hold your shares in "street name" (that is, through a bank, broker or other nominee), you should receive a proxy from your bank or brokerage firm asking you how you want to vote your shares. If you do not, you may contact such bank or brokerage firm in whose name your shares are registered and obtain a proxy from them.

8.
How will voting on any other business be conducted?

        We do not know of any business to be considered at the Meeting other than the election of directors and the approval of the amendment and restatement of the 2000 Plan. Because we were not notified of any other business to be presented at the Meeting on or before March 5, 2003, if any other business is presented at the Meeting, any of the persons named on the proxy card as your designated proxies may vote on such matter in their discretion. Any matter other than the election of directors must receive affirmative votes from at least a majority of the shares voting in order to be approved.

9.
Who can attend the Meeting?

        Any shareholder entitled to vote at the Meeting may attend the Meeting and vote in person. If you hold shares in "street name" and would like to attend the Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of common stock as of the Record Date. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Meeting

10.
How do I get more information about the Company?

        With this proxy statement, we are also sending you our Annual Report on Form 10-K for the year ended December 31, 2002, which includes our financial statements. If you did not receive the Annual Report, we will send it to you without charge. The Annual Report includes a list of exhibits filed with the Securities and Exchange Commission (the "SEC"), but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Please write to:

    Investor Relations
    First Community Bancorp
    275 N. Brea Blvd.
    Brea, California 92821

        You may also send your request by facsimile to (714) 674-5377 or by e-mail to investor- relations@firstcommunitybancorp.com.

        We also maintain a website at http://www.firstcommunitybancorp.com where you may view, print and download our public filings. In addition, the SEC maintains a website at http://www.sec.gov that also contains our public filings.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT

        The following table sets forth information as of April 4, 2003 regarding the beneficial owners of more than five percent of the outstanding shares of the Company's common stock (the only class of equity outstanding). To the Company's knowledge, based on the public filings which beneficial owners of more than five percent of the outstanding shares of the Company's common stock are required to make with the SEC, there are no other beneficial owners of more than five percent of the outstanding shares of the Company's common stock as of the Record Date other than those set forth below.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Sole Voting and Investment Power	Shared Voting and Investment Power	Total	Percent of Class(1)
John M. Eggemeyer, III(2) 6051 El Tordo Rancho Santa Fe, California 92067	322,474	2,030,378	2,352,852	15.3%
William J. Ruh(3) 6051 El Tordo Rancho Santa Fe, California 92067	51,320	2,030,378	2,081,698	13.6%
Castle Creek Capital Partners Fund IIa, LP 6051 El Tordo Rancho Santa Fe, California 92067	—	973,506	973,506	6.3%
Wellington Management Company, LLP 75 State Street, 19th Floor Boston, MA 02109-1809	—	767,813	767,813	5.0%

(1)
Based on 15,354,619 shares of common stock of the Company issued and outstanding as of April 4, 2003.

(2)
Mr. Eggemeyer has direct beneficial ownership of 180,279 shares of Company common stock; options exercisable within 60 days of the Record Date to purchase 120,200 shares of Company common stock; indirect ownership of 21,995 shares held by the trustee of the First Community Bancorp Directors Deferred Compensation Plan (the "Directors DCP"); shares voting power and investment power through Castle Creek Capital Partners Fund I, LP, of which he is a principal, with respect to 645,662 shares; shares voting power and investment power through Castle Creek Capital Partners Fund IIa, LP, of which he is a principal, with respect to 973,506 shares; and shares voting power and investment power through Castle Creek Capital Partners Fund IIb, LP, of which he is a principal, with respect to 411,210 shares.

(3)
Mr. Ruh, Executive Vice President of Castle Creek Capital, LLC and sole shareholder of one of its controlling members, shares voting and investment power with John M. Eggemeyer, III, Chief Executive Officer of Castle Creek Capital LLC.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table indicates the beneficial ownership of the Company's common stock (the only class of equity outstanding) as of April 4, 2003 by: (1) each of the Company's current directors and nominees for election, (2) the chief executive officer (the "CEO") and the four most highly compensated executive officers of the Company during 2002 other than the CEO (together as a group, "Named Executive Officers"), and (3) all current directors, nominees and executive officers of the Company as a group, based on the Company's records and data supplied by each of the current directors, nominees and executive officers.

	Amount and Nature of Beneficial Ownership
Name or Number of Persons in Group	Sole Voting and Investment Power	Shared Voting and Investment Power	Options(1)	Total		Percent of Class
Directors and Nominees Who Are Not Named Executive Officers
John M. Eggemeyer, III Chairman of the Company, Current Director and Director Nominee	202,274	2,030,378	120,200	2,352,852	(2)	15.2%
Harold W. Clark Current Director	9,594	53,600	5,100	68,294	(3)	*
Stephen M. Dunn Current Director and Director Nominee	13,108	—	5,100	18,208	(4)	*
Barry C. Fitzpatrick Current Director and Director Nominee	4,541	2,393	5,100	12,034	(5)	*
Charles H. Green Director Nominee	—	—	—	—		*
Robert E. Herrmann Current Director	—	33,364	5,100	38,464	(6)	*
Leon Kassel Director Nominee	1,000	—	—	—		*
Susan E. Lester Director Nominee	—	—	—	—		*
Timothy B. Matz Current Director and Director Nominee	39,583	—	2,500	42,083	(7)	*
Daniel B. Platt Director Nominee	—	—	—	—		*
Robert A. Stine Current Director and Director Nominee	4,369	11,853	5,100	21,322	(8)	*
David S. Williams Current Director and Director Nominee	308	33,628	8,100	42,036	(9)	*
Named Executive Officers
Matthew P. Wagner President and Chief Executive Officer of the Company, Current Director and Director Nominee	81,889	—	66,666	148,555	(10)	1.0%

Robert M. Borgman Executive Vice President and Chief Credit Officer of the Company	6,055	—	31,668	37,723		*
Stephen N. Rippe President and Chief Executive Officer—First National Bank	—	2,000	—	2,000		*
Donald L. Schempp President, North County Community Banking—First National Bank	—	29,413	40,883	70,296	(11)	*
Robert H. Sporrer President, San Diego Community Banking—First National Bank	—	85,464	3,530	88,994	(12)	*
All Directors, Nominees and Executive Officers as a group (24 persons)	401,328	2,289,235	393,550	3,084,113		19.6%

*
Represents less than 1.0% of the outstanding shares of the Company's common stock calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See footnote (1) below.

(1)
For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the Record Date are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Mr. Eggemeyer has direct beneficial ownership of 180,279 shares of Company common stock; options to purchase 120,200 shares of Company common stock; indirect ownership of 21,995 shares held by the trustee of the Directors DCP; shares voting power and investment power through Castle Creek Capital Partners Fund I, LP of which he is a principal, with respect to 645,662 shares; shares voting power and investment power through Castle Creek Capital Partners Fund IIa, LP, of which he is a principal, with respect to 973,506 shares; and shares voting power and investment power through Castle Creek Capital Partners Fund IIb, LP, of which he is a principal, with respect to 411,210 shares.

(3)
Mr. Clark has indirect ownership of 6,000 shares held by the trustee of the Simmtron Profit Sharing Plan and 3,593 shares held by the trustee of the Directors DCP.

(4)
Mr. Dunn has indirect ownership of 4,600 shares held by the Romar Company Employees Profit Sharing Plan pursuant to which Mr. Dunn acts as trustee; 8,200 shares held by Stephen M. Dunn doing business as W.S. Properties, a sole proprietorship; and 308 shares held by the trustee of the Directors DCP.

(5)
Mr. Fitzpatrick's ownership includes 4,542 shares held by the trustee of the Directors DCP.

(6)
Mr. Herrmann's ownership includes 28,156 shares held by the trustees of the Herrmann Family Trust UTD April 27, 2001 and 4,705 shares held by the trustees of the Herrmann Family Trust UTD April 25, 1990.

(7)
Mr. Matz's ownership includes 308 shares held by the trustee of the Directors DCP.

(8)
Mr. Stine's ownership includes 4,368 shares held by the trustee of the Directors DCP.

(9)
Mr. Wagner's ownership includes 30,318 shares held in an Individual Retirement Account and 6,076 shares held by the trustee of the Directors DCP.

(10)
Mr. Williams' ownership includes 308 shares held by the trustee of the Directors DCP.

(11)
Mr. Schempp's ownership includes 29,413 shares held by the Donald L. Schempp Family Trust pursuant to which Mr. Schempp acts as a trustee.

(12)
Mr. Sporrer's ownership includes 85,464 shares held in the Sporrer Family Trust pursuant to which Robert H. Sporrer and Sally S. Sporrer act as trustees.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

        The bylaws of the Company provide that the authorized number of directors shall not be less than seven (7) nor more than twelve (12) with the exact number of directors to be fixed from time to time by resolution of a majority of the Board of Directors or by resolution of the shareholders. On January 23, 2002 the number of directors was fixed at eleven (11). The Board is currently composed of nine (9) directors. Eleven directors were elected at the 2002 Annual Meeting of Shareholders held on May 22, 2002. Two of the directors elected at that time, Robert L. Schoellhorn and Timothy L. Blixseth, resigned from the Board during 2002. Mr. Schoellhorn, who had served on the Board since 2000, resigned in order to pursue other interests. Mr. Blixseth, who had served on the Board since 2002, also resigned in order to pursue other interests.

        Harold W. Clark and Robert E. Herrmann, who have served on the Board of Directors since 2000 and 2001, respectively, have each decided to retire from the Board and therefore are not standing for reelection.

        The persons named in the following table have been nominated by the Board of Directors for election to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified. With respect to such election, absent any specific instruction in the proxies solicited by the Board, the proxies will be voted in the sole discretion of the proxy holders to effect the election of all eleven (11) of the Board's nominees, or as many thereof as possible under the rules of cumulative voting, if any persons are nominated other than by the Board of Directors. In the event that any of the Board's nominees are unable to serve as directors, it is intended that each proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. To the best of its knowledge, the Company has no reason to believe that any of the nominees will be unable to serve as directors.

Name	Principal Occupation During the Past Five Years	Age	Year First Elected or Appointed Director
Stephen M. Dunn	Real estate development, brokerage and consulting and property management; President, Romar Company since March 1980.	55	2001
John M. Eggemeyer, III
	Chairman of the Board of the Company since May 2000 and Chairman of the Board of Rancho Santa Fe National Bank from February 1995 until the formation of the Company; Founder and Chief Executive Officer of Castle Creek Capital LLC, Castle Creek Financial LLC and Belle Plaine Partners, Inc., which together form a merchant banking organization serving the banking industry; director of TCF Financial Corporation since 1994 and Union Acceptance Corporation Bank Illinois FSB since October 2000 (non-executive Chairman since September 2002). On October 31, 2002 Union Acceptance Corporation filed a petition for reorganization under Chapter 11 of the Federal Bankruptcy Code.	56	2000

Barry C. Fitzpatrick	Attorney; Partner, Fitzpatrick & Showen, LLP, Counsellors at Law, since April 1996.	56	2000
Charles H. Green	Independent Consultant; Managing Director, National Homebuilder Group, Bank of America, September 1998 to September 2001; Chief Credit Officer, Commercial Real Estate Group, Bank of America, June 1992 to August 1998.	67	(New Nominee)
Leon Kassel	Private investor; Chairman of the Board, First National Bank, from March 2000 until September 2002; Chief Investment Officer, First National Bank, April 1997 to November 1999; Chairman and Partner, IPG, January 1983 to March 1997.	52	(New Nominee)
Susan E. Lester	Private investor; Chief Financial Officer, Homeside Lending, Inc., October 2001 to May 2002; Chief Financial Officer, U.S. Bancorporation, February 1996 to May 2000.	46	(New Nominee)
Timothy B. Matz	Attorney; Partner, Elias, Matz, Tiernan & Herrick, Washington, D.C., since December 1972.	58	2001
Daniel B. Platt	Independent Consultant; Executive Vice President and Chief Financial Officer, Burnham Pacific Properties, November 1995 to June 2002.	56	(New Nominee)
Robert A. Stine	President and Chief Executive Officer of Tejon Ranch Company since May 1996; independent consultant, March 1995 to April 1996; President and Chief Executive Officer of Collins Development Co., June 1986 to March 1995.	56	2000
Matthew P. Wagner	President and Chief Executive Officer of the Company since September 2000; President and Chief Executive Officer of Western Bancorp, October 1996 to November 1999.	46	2001
David S. Williams	Chairman, Williams Mechanical, Inc., since January 2003; President, Williams Plumbing, Inc., January 1979 to December 2002.	60	2000

The Board of Directors' Recommendation

        The Board of Directors recommends that shareholders vote FOR all of the nominees listed above.

BOARD OF DIRECTORS COMMITTEES

        The committees of the Board of Directors of the Company include: the Asset Liability Management Committee, the Audit Committee, the Compensation Committee and the Executive Committee.

Asset Liability Management ("ALM") Committee

        The current members of the ALM Committee are Harold W. Clark, Stephen M. Dunn (Chairman), John M. Eggemeyer, III and Matthew P. Wagner. The ALM Committee monitors compliance by the Company and its subsidiaries with the Company's ALM policies. The ALM responsibilities of the Company's bank subsidiaries, Pacific Western National Bank and First National Bank, have been delegated to the ALM Committee. The objective of the Company's ALM policies are to manage balance sheet and off-balance sheet assets and liabilities in order to maximize the spread between interest earned and interest paid, while ensuring that the Company has the ability to pay liabilities as they come due and to fund continued asset growth. The management members responsible for managing the Company's ALM activities generally meet monthly to discuss ALM activities. The ALM Committee reviews management reports and recommends the Company's ALM strategies on a going forward basis.

Audit Committee

        The current members of the Audit Committee are Robert E. Herrmann, Timothy B. Matz (Chairman) and Robert A. Stine. The Audit Committee is responsible for engaging, retaining and terminating the Company's independent auditors. The Audit Committee will also (i) pre-approve all audit and non-audit services to be provided by the independent auditors, (ii) confer from time to time with the Company's independent auditors regarding their audit work and the details thereof, (iii) review management letters from the Company's independent auditors, (iv) meet and consult with the Company's management to discuss accounting policies, (v) oversee the activities of and consult with the Company's internal auditors; (vi) review staffing of the Company's accounting and financial departments and make recommendations to the Board of Directors relating to these departments, and (vii) provide assistance and recommendations to the Board of Directors with respect to the general financial needs, policies and practices of the Company. Each member of the Audit Committee is "independent" as required under the applicable listing standards (current and proposed) of Nasdaq Stock Market, Inc. ("Nasdaq"). The charter of the Audit Committee was amended and restated as of December 17, 2002 and is attached hereto as Annex A. In addition, the audit responsibilities of the Company's bank subsidiaries, Pacific Western National Bank and First National Bank, have been delegated to the Audit Committee.

Compensation Committee

        The current members of the Compensation Committee are Barry C. Fitzpatrick (Chairman), Timothy B. Matz and David S. Williams. The Compensation Committee reviews and makes recommendations to the Board of Directors on matters concerning the salaries and benefits, including equity compensation, of the Company's executive officers. The Compensation Committee operates under a charter that was amended and restated as of December 17, 2002 and is attached hereto as Annex B. Mr. Eggemeyer was also a member of the Compensation Committee during fiscal 2002. In response to listing standards proposed by Nasdaq which would require that all member of the Compensation Committee meet certain "independence" criteria defined by Nasdaq, Mr. Eggemeyer resigned from the Compensation Committee in February 2003.

Executive Committee

        The current members of the Executive Committee are John M. Eggemeyer, III (Chairman), Stephen M. Dunn, Timothy B. Matz and Matthew P. Wagner. The Executive Committee reviews and makes recommendations to the Board of Directors with respect to strategic, acquisition and other opportunities for the Company and is authorized to act on behalf of the Board when it is impractical for the full Board to meet. The Executive Committee is also responsible for identifying nominees for director and proposing to the full Board nominations for directors to serve on the Board. The Executive Committee will consider nominees for director nominated by the Company's shareholders in accordance with the Company's By-laws. In addition, the Executive Committee is a forum to review other significant matters not addressed by the other Board committees and to make appropriate recommendations to the Board of Directors.

Number of Meetings

        During 2002, the Board of Directors met five times, the ALM Committee met six times, the Audit Committee met six times, the Compensation Committee met four times and the Executive Committee met three times. No director attended less than 75% of the Board of Directors and committee meetings during 2002.

Family Relationships

        There are no family relationships among any of the directors or executive officers of the Company, except that John M. Eggemeyer, III, Chairman of the Board, and Jeffrey M. Eggemeyer, Senior Vice President, Private Banking, are brothers.

COMPENSATION OF DIRECTORS

        On January 23, 2002, the Board of Directors of the Company approved the grant of options set forth below and an annual retainer of $10,000 to be granted to each non-employee director of the Company for the year ending December 31, 2002 subject to the election of the directors at the 2002 Annual Meeting of Shareholders. In October 2002, the Board of Directors approved granting additional compensation of $2,500 to each non-employee director for meetings attended during 2002. Below is the aggregate compensation paid to non-employee directors during fiscal year 2002:

	Options Granted	Fees Paid
Chairman of the Board	10,000 shares	$12,500
Each other non-employee director	2,500 shares	$12,500

        On December 17, 2002, the Board of Directors approved the following compensation to be granted to non-employee directors of the Company for service on the Board during fiscal year 2003:

Chairman of the Board	$60,000
Each other non-employee director	$30,000

The compensation paid to directors for service on the Board is paid quarterly. The Company does not pay a per Board meeting fee or a per committee meeting fee. The Company reimburses directors for their reasonable travel, lodging, food and other expenses incurred in connection with their service on the Board of Directors.

Director's Deferred Compensation Plan

        The Board of Directors and shareholders of Rancho Santa Fe National Bank approved the predecessor plan to the First Community Bancorp Directors Deferred Compensation Plan (the

"Directors DCP") in 1995. On May 31, 2000, by action of Rancho Santa Fe National Bank's sole shareholder, the Company, the Directors DCP was adopted by the Company. Full power to construe, interpret and administer the Directors DCP is vested with an administrative committee, which consists of all non-director executive officers of the Company and is chaired by the Chief Financial Officer of the Company (the "Administrative Committee").

        The Directors DCP allows amendments to be made by the Board from time to time, provided that no such amendment may (without a director's consent) alter rights to payments of amounts already credited or delay the time at which deferred amounts are scheduled to be paid. The Company intends to maintain the Directors DCP and Trust in a manner that will allow ongoing availability of the exemption under SEC Rule 16b-3 (unless a ruling is received indicating that such exemption is not necessary) and therefore currently intends to submit to shareholders for approval any amendments which would materially increase the benefits available or the number of shares of common stock which may be issued under the Directors DCP, or which would materially modify the requirements for participation in the Directors DCP.

        The Directors DCP allows all directors of the Company and its subsidiaries, including employee directors of the Company, to elect by written notice to defer payment of all or a portion of their directors' fees, in the case of outside directors, or base salary, bonus or other compensation in the case of employee directors or senior officers, for the next succeeding calendar year. Participation in the Directors DCP is voluntary and participants may change their elections annually. Elections with respect to deferred amounts are to be made in writing by the participant prior to the latest to occur of the following: (i) the beginning of the calendar year for which the fees, salary, bonus or other compensation, as the case may be, are to be earned; (ii) the participant's first day of board service for the year; or (iii) the first day of the calendar month next following the date the participant first becomes eligible to participate; provided that participants who file Form 4 reports with SEC cannot make elections later than six months prior to the date on which any amounts deferred by the participant are invested in the Company's common stock.

        The Company has established on its books a separate bookkeeping account for each of the participants in the Directors DCP and has engaged a third party administrator to keep the records for the Directors DCP. All deferred amounts are deemed invested in a money market fund or deemed invested in shares of common stock of the Company depending on the election made by the participant. The value of a participant's account is measured by the value of and income from Company common stock as well as by the value of interest received from funds invested in a money market account.

        The Company pays all administrative expenses of the Directors DCP for its participants as well as the applicable portion of the trustee's and administrator's fees and expenses. Fees paid for administration of the Directors DCP in fiscal 2002 were $7,606.

        Not later than the next regularly scheduled meeting of the Administrative Committee following a participant's termination of service, the Administrative Committee must direct the trustee to commence distribution of the amounts payable to such participant under the Directors DCP and direct the trustee of the Trust (described below) as to the form of payment (whether in cash or in Company common stock). Amounts due under the Directors DCP are paid in a lump sum or in annual installments, consistent with the method of payment selected by the participant at the time of his or her deferral election. In the event of an "unforeseen emergency", such as a severe financial hardship to the participant resulting from a sudden or unexpected illness or accident of the participant, beneficiary or dependent, (as defined by Section 152(a) of the Internal Revenue Code of 1986, as amended), the Administrative Committee may determine the amount to be paid from the deferred amount.

        In the event of death, a participant's payment shall be made to the persons named in the last written instrument signed by the participant and received by the Administrative Committee prior to the participant's death, and in the event the participant fails to name any person, the amounts shall be paid to the estate or the appropriate distributee of such participant.

        During 2002, seven directors of the Company (Harold W. Clark, Stephen M. Dunn, John M. Eggemeyer, III, Barry C Fitzpatrick, Timothy B. Matz, Robert A. Stine, and David S. Williams) participated in the Directors DCP.

        The Board of Directors and the shareholders also approved and established a trust agreement which established a rabbi trust (the "Trust") for deferred amounts under the Directors DCP. First American Trust Company has been appointed trustee of the Trust.

        The Company contributes deferred amounts into the Trust, which was established to aid in the accumulation of assets for the payment of amounts deferred. The Company may, in its discretion, contribute to the Trust an amount equal to the amounts deferred by the participants.

        If the Company becomes insolvent, the trustee is required to cease payments from the Trust and dispose of Trust assets pursuant to the direction of a court of competent jurisdiction.

EXECUTIVE OFFICERS

        The following table sets forth, as to each of the persons who currently serves as an executive officer of the Company, such person's age, current position and the period during which such person has served in such position. Following the table is a description of each Executive Officer's principal occupation during the past five years.

Name	Age	Position	Year hired by the Company or Subsidiary
Christopher D. Blake	43	President of the Eastern Region—Pacific Western National Bank	2002
Robert M. Borgman	55	Executive Vice President and Chief Credit Officer	2000
Suzanne R. Brennan	52	Executive Vice President and Manager of Operations and Systems	2002
Jeffrey M. Eggemeyer	43	Senior Vice President, Private Banking	2001
Lynn M. Hopkins	35	Executive Vice President and Chief Financial Officer	2002
William T. Powers	62	President of the Desert Region—Pacific Western National Bank	2000
Stephen N. Rippe	56	President and Chief Executive Officer—First National Bank	2002
Robert H. Sporrer	55	President, San Diego Community Banking—First National Bank	2002
Michael L. Thompson	57	Executive Vice President—Human Resources	2000
Matthew P. Wagner	46	President and Chief Executive Officer of the Company; President, Chief Executive Officer and Chairman of the Board of Pacific Western National Bank; Chairman of the Board of First National Bank	2000
Jared M. Wolff	34	Executive Vice President, General Counsel and Secretary	2002

        Christopher D. Blake is President of the Eastern Region and a director of Pacific Western National Bank. Mr. Blake joined Pacific Western National Bank in October 1994 and served as Chief Credit Officer until being appointed Chief Operating Officer in December 1999. He became President of the Eastern Region when the bank was acquired by the Company on January 31, 2002.

        Robert M. Borgman is Executive Vice President and the Chief Credit Officer of the Company, and Executive Vice President, Chief Credit Officer and a director of each of First National Bank and Pacific Western National Bank. Prior to joining the Company, Mr. Borgman was Executive Vice President and Chief Credit Officer of Western Bancorp from August 1997 to November 1999. Prior to joining Western Bancorp, Mr. Borgman was the founder, President and Chief Executive Officer of

National Business Finance, Inc., a national commercial finance and factoring organization headquartered in Denver, Colorado, from July 1987 to August 1997.

        Jeffrey M. Eggemeyer is Senior Vice President, Private Banking of the Company and of each of First National Bank and Pacific Western National Bank, a position he has held since May 2001. Prior to joining the Company, Mr. Eggemeyer served as a vice president in the Wealth Management Division of U.S. Bancorp in Colorado from February 2000 until May 2001. Mr. Eggemeyer was a principal in an investment advisory, Fundamental Investing Inc, and a commercial real estate business focused on net leased investment real estate from January 1997 to February 2000.

        Suzanne R. Brennan is Executive Vice President and Manager of Operations and Systems for the Company. She also serves as a director of each of Pacific Western National Bank and First National Bank. Prior to joining the Company in April 2002, Ms. Brennan was President of Summit Consulting Group from January 2000 to March 2002, which specialized in due diligence, operations efficiency and system conversions for financial institutions. Ms. Brennan was Executive Vice President and Manager of Operations and Systems of Western Bancorp from July 1997 to November 1999.

        Lynn M. Hopkins is Executive Vice President and Chief Financial Officer of the Company and Executive Vice President, Chief Financial Officer and a director of each of First National Bank and Pacific Western National Bank. Prior to joining the Company in January 2002, Ms. Hopkins was a Senior Vice President and Controller of California Community Bancshares, Inc., a California-based bank holding company, from February 2000 through December 2001 and, in addition, served as Chief Financial Officer of its wholly-owned subsidiary, Bank of Orange County, from July 2000 through December 2001. From August 1998 to January 2000, Ms. Hopkins was the Controller of Western Bancorp and the Chief Financial Officer of Southern California Bank. Prior to Western Bancorp, Ms. Hopkins was a Senior Manager with KPMG LLP in the financial services assurance practice.

        Stephen N. Rippe is President and Chief Executive Officer and a director of First National Bank. Prior to joining the Company in May 2002, Mr. Rippe was a managing member of Hot Creek Capital, L.L.C., an investment partnership management firm specializing in investments in small banks and thrifts. Prior to joining Hot Creek in March 2001, Mr. Rippe served as the President and Chief Executive Officer of Highland Bancorp, Inc. and its wholly-owned subsidiary Highland Federal Bank, headquartered in Burbank, California. Mr. Rippe served in that capacity from January 1994 until September 2000 when Highland was sold to Jackson Federal Bank.

        William T. Powers is President of the Desert Region of Pacific Western National Bank. He also serves as a director of Pacific Western National Bank. He formerly served as the President and Chief Executive Officer of First Community Bank of the Desert, a position he held from October 1993 to January 2002, when the bank was merged with Pacific Western National Bank and First Professional Bank, N.A.

        Robert H. Sporrer is President, San Diego Community Banking, of First National Bank, a position he has held since Rancho Santa Fe National Bank merged with First National Bank in September 2002. Previously, he was Chief Executive Officer of Rancho Santa Fe National Bank. He assumed that position in March 2002, when Rancho Santa Fe National Bank acquired Capital Bank of North County, where he had served as Chairman since January 1999, and as Executive Vice President, Chief Lending Officer and director since 1992.

        Michael L. Thompson has served as Executive Vice President—Human Resources of the Company since September 2000. He also serves as Executive Vice President—Human Resources and a director of each of First National Bank and Pacific Western National Bank. Prior to joining the Company, Mr. Thompson was an Independent Consultant from November 1999 to September 2000. Mr. Thompson served as Senior Vice President—Human Resources of Western Bancorp from

December 1998 to November 1999. Prior to joining Western Bancorp, Mr. Thompson was Senior Vice President of Human Resources for Citizens Business Bank from April 1989 to December 1998.

        Matthew P. Wagner is President and Chief Executive Officer and a director of the Company. Mr. Wagner is also Chairman of the Board, President and Chief Executive Officer of Pacific Western National Bank and Chairman of the Board of First National Bank. Prior to joining the Company in September 2000, Mr. Wagner was President and Chief Executive Officer of Western Bancorp from October 1996 to November 1999.

        Jared M. Wolff is Executive Vice President, General Counsel and Secretary of the Company and Executive Vice President, General Counsel, Secretary and a director of each of First National Bank and Pacific Western National Bank. Prior to joining the Company in October 2002, Mr. Wolff was an associate in the Los Angeles office of the law firm Sullivan & Cromwell LLP, from January 2001 through September 2002. From October 1998 to August 2000, Mr. Wolff was Executive Vice President, Operations for eNutrition, Inc., a California retailer of nutritional supplements. From October 1997 to September 1998, Mr. Wolff was an investment banker in the Los Angeles office of Credit Suisse First Boston Corporation.

EXECUTIVE COMPENSATION

        The following table sets forth for fiscal years 2002, 2001 and 2000 the compensation for the CEO and for each of the four most highly compensated executive officers of the Company during fiscal 2002, other than the CEO, serving as executive officers at the end of fiscal 2002. These five persons are referred to collectively as the "Named Executive Officers."

Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary/ Consultant Fee ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Matthew P. Wagner President and Chief Executive Officer	2002 2001 2000	$266,667 200,000 66,497	$400,000 375,000 —	$11,500 1,790 —	— — —	150,000 50,000 50,000	— — —	— — —
Robert M. Borgman Executive Vice President and Chief Credit Officer	2002 2001 2000	138,750 125,000 99,904	140,000 75,000 100,000	7,550 7,000 —	— — —	10,000 10,000 25,000	— — —	— — —
Stephen N. Rippe President and Chief Executive Officer—First National Bank	2002 2001 2000	167,949 — —	210,000 — —	8,670 — —	— — —	50,000 — —	— — —	— — —
Donald L. Schempp(1) President, North County Community Banking—First National Bank	2002 2001 2000	135,000 — —	132,000 — —	57,285 — —	— — —	45,883 — —	— — —	55,996 — —
Robert H. Sporrer(2) President, San Diego Community Banking—First National Bank	2002 2001 2000	135,000 — —	132,000 — —	48,068 — —	— — —	8,530 — —	— — —	91,362 — —

(1)
"Annual compensation" represents monies accrued to the individual for services provided to the Company subsequent to the W.H.E.C., Inc acquisition on March 7, 2002. "Securities Underlying Options" includes 40,883 options to aquire common stock of the Company which were assumed in relation to the W.H.E.C., Inc acquisition and "All Other Compensation" includes a distribution to the Named Executive Officer for his participation in a Capital Bank Deferred Compensation Plan for services rendered to that bank prior to the acquisition of W.H.E.C., Inc. Such Deferred Compensation Plan included an employer match of 50% of a participant's contribution.

(2)
"Annual compensation" represents monies accrued to the individual for services provided to the Company subsequent to the W.H.E.C., Inc acquisition on March 7, 2002. "Securities Underlying Options" includes 3,530 options to acquire common stock of the Company which were assumed in relation to the W.H.E.C., Inc acquisition and "All Other Compensation" includes a distribution to the Named Executive Officer for his participation in a Capital Bank Deferred Compensation Plan for services rendered to that bank prior to the acquisition of W.H.E.C., Inc. Such Deferred Compensation Plan included an employer match of 50% of a participant's contribution.

Options/SARs Grants in Last Fiscal Year

								Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term
	Individual Grants
	Number Of Securities Underlying Options/SARs Granted (#)		Percent Of Total Options/ SARs Granted To Employees In Fiscal Year
Name					Exercise Price ($/Share)		Expiration Date	5% ($)			10% ($)
Matthew P. Wagner President and Chief Executive Officer	150,000		24.3%			$26.81	7/24/07		$1,111,066			$2,455,166
Robert M. Borgman Executive Vice President and Chief Credit Officer	10,000		1.6%			$26.81	7/24/07		$74,071			$163,678
Stephen N. Rippe President and Chief Executive Officer—First National Bank	50,000		8.1%			$26.81	7/24/07		$370,355			$818,389
Donald L. Schempp President, North County Community Banking—First National Bank	40,883 5,000	(1)	6.6 0.8	% %	$ $	5.82 26.81	12/16/07 7/24/07	$ $	253,013 37,036	(2)	$ $	559,092 81,839	(2)
Robert H. Sporrer President, San Diego Community Banking—First National Bank	3,530 5,000	(1)	0.6 0.8	% %	$ $	5.06 26.81	12/26/06 7/24/07	$ $	17,041 37,036	(3)	$ $	36,697 81,839	(3)

(1)
Options were assumed pursuant to the W.H.E.C., Inc. acquisition completed on March 7, 2002. The number of options and the exercise price were adjusted based on an exchange ratio of 0.2353.

(2)
"Potential realizable value at assumed annual rates of stock price appreciation for the option term" was calculated based on the fair market value of Company common stock on March 7, 2002, the W.H.E.C., Inc acquisition date, of $22.40. This same calculation would have resulted in a potential realizable value of $65,738 and $145,264 assuming annual rates of appreciation of 5% and 10% using the exercise price of $5.82 for the remaining 5-year option term.

(3)
"Potential realizable value at assumed annual rates of stock price appreciation for the option term" was calculated based on the fair market value of Company common stock on March 7, 2002, the W.H.E.C., Inc acquisition date, of $22.40. This same calculation would have resulted in a potential realizable value of $4,935 and $10,905 assuming annual rates of appreciation of 5% and 10% using the exercise price of $5.06 for the remaining 4-year option term.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        The following table lists the aggregate number of shares acquired on exercise of options and the value realized during fiscal 2002, as well as the aggregate number of unexercised options and the value of unexercised in-the-money options as of December 31, 2002.

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Matthew P. Wagner	8,500	$134,428	41,500	200,000	$693,490	$1,717,418
Robert M. Borgman	—	—	20,000	25,000	367,851	320,524
Stephen N. Rippe	—	—	—	50,000	—	306,000
Donald L. Schempp	—	—	40,883	5,000	1,108,338	30,600
Robert H. Sporrer	—	—	3,530	5,000	98,381	30,600

Long-Term Incentive Plan Awards in Last Fiscal Year

        No long-term incentive plan awards were made during fiscal 2002 to any of the Named Executive Officers.

Defined Benefit Plans

        The Company has no tax-qualified defined benefit plan or actuarial plan for any of its employees.

Termination of Employment and Change-in-Control Arrangements

  Retirement Agreements

        Mr. Donald Schempp and Mr. Robert Sporrer entered into non-qualified supplemental retirement agreements with Capital Bank of North County. These agreements were assumed by the Company when it acquired W.H.E.C., Inc., the parent of Capital Bank, in March 2002. Under the terms of the agreements, Mr. Schempp and Mr. Sporrer are entitled to annual payments of $130,000 and $100,000, respectively, beginning on the later of such executive's normal retirement date, age 64 in the case of Mr. Schempp and age 65 in the case of Mr. Sporrer, or termination date. Payments are to be made in monthly installments and continue for 20 years. The executives are also entitled to such benefits in the event of disability prior to such executive's normal retirement age.

        Upon voluntary termination prior to the normal retirement age, the executives are entitled to an annual amount, paid monthly, for 20 years based on the vested benefit accrued at the time of such voluntary early termination. Voluntary early termination means that an executive voluntarily terminates his employment prior to his normal retirement age for any reason other than an approved leave of absence, disability, termination for cause or involuntary termination. Upon an involuntary termination, the executives are entitled to a lump sum benefit payment based on the vested benefit after 15 years. The vested benefit after 15 years is $1,248,334 in the case of Mr. Schempp and $960,257 in the case of Mr. Sporrer. Involuntary termination means that the Company terminates an executive, prior to such executive's normal retirement age, for any reason other than an approved leave of absence, disability, termination for cause or voluntary termination. In the event of termination for cause or because an executive materially misstates any information on an insurance application used to fund his retirement agreement, such executive is not entitled to any benefit payments.

  Executive Severance Plan

        On January 25, 2001, the Company adopted the Company Executive Severance Plan (the "Severance Plan") pursuant to which certain executives of the Company and its subsidiaries, including the Named Executive Officers, will be entitled to receive a severance payment from the Company under certain circumstances. The eligible participants are entitled to a severance payment from the Company if, within twenty-four (24) months after a Change in Control (as defined in the Severance Plan), their employment with the Company or one of its subsidiaries terminates for any reason other than (i) death, (ii) disability, (iii) termination by the Company or one of its subsidiaries for Just Cause (as defined in the Severance Plan), (iv) retirement in accordance with the normal policy of the Company, (v) voluntary termination by such executive other than Good Reason (as defined in the Severance Plan) or (vi) the sale of the Company or the bank subsidiary which employed the executive if the executive has been offered employment with the purchaser on substantially the same terms and conditions under which such executive was employed prior to the sale. The amount of the severance payment under the Severance Plan will be equal to such executive's compensation (including base salary and target bonus) multiplied by a multiplier ranging from one (1) to three (3) depending on the executive's employee grade. In addition, if an executive becomes eligible for a severance payment, such executive will also be entitled to welfare benefits for the applicable severance period set forth in the Severance Plan. In order to become eligible for severance payments under the Severance Plan, the executive must also execute and deliver a release in favor of the Company.

        Under the Severance Plan, a Change in Control is defined as: (i) any person or group acquiring beneficial ownership of more than fifty percent (50%) of the aggregate voting securities of the Company or any successor to the Company; (ii) the individuals who, as of the date the Severance Plan was re-approved, are members of the Board (the "Existing Directors"), cease, for any reason, to constitute more than fifty percent (50%) of the number of authorized directors of the Company as determined in the manner prescribed by the Company's articles of incorporation and bylaws; provided, however, that if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Existing Directors, such a new director shall be considered an Existing Director; provided, further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or (iii) the consummation of (x) a merger, consolidation or reorganization to which the Company is a party, whether or not the Company is the person surviving or resulting therefrom, or (y) a sale, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, to any individual or entity other than the Company, where any such transaction or series of related transactions as is referred to in clause (x) or clause (y) above in this subparagraph (iii) (a "Transaction") does not otherwise result in a Change in Control pursuant to subparagraph (i) of this definition of Change in Control; provided, however, that no such Transaction shall constitute a Change in Control under this subparagraph (iii) if the persons who were the shareholders of the Company immediately before the consummation of such Transaction are the beneficial owners, immediately following the consummation of such Transaction, of fifty percent (50%) or more of the aggregate voting securities of the entity surviving or resulting from any merger, consolidation or reorganization referred to in clause (x) above in this subparagraph (iii) or the entity to whom the assets of the Company are sold, assigned, leased, conveyed or disposed of in any transaction or series of related transactions referred in clause (y) above in this subparagraph (iii).

        The Severance Plan was re-approved by the Board of Directors of the Company as of October 30, 2002.

2000 Stock Incentive Plan

        On May 31, 2000, the Board of Directors adopted the 2000 Plan. The 2000 Plan originally provided for the issuance of stock incentives and options to purchase up to 780,000 shares of the Company's common stock. On May 21, 2001, the shareholders approved an amendment to the 2000 Plan which increased the number of shares of stock subject to the 2000 Plan from 780,000 to 1,075,079 shares (including 95,079 options assumed pursuant to the merger of Professional Bancorp, Inc. with and into the Company on January 16, 2001). On May 22, 2002, the shareholders approved an amendment to the 2000 Plan to increase the number of shares of stock subject to the 2000 Plan from 1,075,079 to 1,600,000 shares. On September 6, 2002, the shareholders approved an amendment to the 2000 Plan to increase the number of shares of stock subject to the 2000 Plan from 1,600,000 to 2,000,000 shares.

        On April 11, 2003, the Board approved an amendment and restatement of the 2000 Plan. The proposed amendment and restatement of the 2000 Plan is presented to the shareholders of the Company for approval under Proposal 2 below.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2002 with respect to the shares of the Company's common stock that may be issued under existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the second column)
Equity compensation plans approved by security holders:
First Community Bancorp 2000 Stock Incentive Plan(1)	1,267,217	(2)	$17.86	455,014

(1)
The total number of shares of common stock that may be issued pursuant to awards granted under the 2000 Plan may not exceed 2,000,000 shares. The Company is proposing to amend and restate the 2000 Plan to provide for, among other changes, an increase in the number of shares issuable under the Plan from 2,000,000 to 2,500,000. See "Proposal 2: Approval of Amendment and Restatement of the 2000 Stock Incentive Plan" below for a description of the limit for the issuance of shares and certain other changes to be made if that proposal is approved by shareholders at the Meeting.

(2)
Includes 127,936 options assumed in connection with the W.H.E.C., Inc and First National Bank acquisitions during 2002 and which remain outstanding at December 31, 2002; said options have a weighted average exercise price of $8.16.

Employee Benefit Plans

        Each of the Company's subsidiary banks has separate 401(k) plans, which include several 401(k) plans that were in place at banks acquired by the Company. The Company is currently working towards creating a comprehensive 401(k) plan for all employees of the Company and its subsidiary banks.

Performance Graph

        The Company's common stock trades on the Nasdaq National Market® under the symbol "FCBP." Prior to June 1, 2000, trading in the Company's common stock (as Rancho Santa Fe National Bank) occurred solely "over the counter" and was not extensive. Consequently, sales price information prior to that date consists largely of quotations by dealers making a market in the Company's common stock and may not represent actual transactions. As a result, the sales price information for the Company's common stock in the preceding graph for 1998 and 1999 reflects inter-dealer prices without any adjustments for mark-ups, mark-downs or commissions. In addition, trading in the Company's common stock prior to June 1, 2000 was limited in volume and may not be a reliable indication of its market value.

        The preceding graph shows the yearly cumulative total return on the Company's common stock with a comparable return on the indicated index for the last five fiscal years. The total return on the Company's common stock is determined based on the change in the price of the Company's common stock and assumes reinvestment of all dividends and an original investment of $100. The total return on the indicated index also assumes reinvestment of dividends and an original investment in the index of $100.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors during 2002 consisted of Messrs. Stephen M. Dunn, John M. Eggemeyer, III, Barry C. Fitzpatrick (Chairman) and Timothy B. Matz. In response to listing standards proposed by Nasdaq which would require that all members of the Compensation Committee meet certain "independence" criteria defined by Nasdaq, Mr. Eggemeyer resigned from the Compensation Committee. In February 2003, Mr. David S. Williams became a member of the Compensation Committee.

        It is the duty of the Compensation Committee to administer the Company's compensation system and various incentive plans, including the 2000 Plan and its Executive Incentive Plan. In addition, the Compensation Committee reviews compensation levels of members of executive management, evaluates the performance of the executive management team and considers executive management succession and related matters. The Compensation Committee reviews with the Board all material aspects of compensation for the Company's executive officers.

        Compensation Philosophy.    The primary goal of the Company's compensation philosophy is to link a substantial portion of executive compensation (including the compensation of the CEO) to the profitability of the Company. The Compensation Committee achieves this goal by tying substantial grants of equity compensation and an annual bonus to what it believes is the most significant measure of profitability: earnings per share ("EPS"). The target goals for annual bonuses are generally based on substantial increases in EPS performance.

        The second goal of the compensation philosophy is to attract and retain highly competent executives. The Compensation Committee achieves this objective by setting base compensation and incentives at competitive levels and by awarding substantial stock based awards. Annually, the Compensation Committee reviews executive compensation levels paid by competitors of a similar asset size to the Company. The Compensation Committee intends to pay at the highest end of the compensation scale, but only if the Company achieves financial performance at the high end of the peer group.

        Components of Compensation.    The Company compensates its executive officers (including the CEO) in three ways: base compensation, cash bonus and stock based awards.

        Base Compensation—The Compensation Committee of the Board reviews the base compensation of the CEO and of the executive officers reporting to him. The Compensation Committee makes salary determinations for the CEO and, along with the CEO, makes salary recommendations for other members of the Company's executive management team. The Compensation Committee may request an opinion from outside compensation consultants and/or banking related salary survey data before it makes any significant adjustment to overall base compensation. The Compensation Committee does not tie its base compensation decisions to any particular formulas, measurements or criteria, but members take into account the Company's performance and compensation levels paid by comparable competitors.

        Annual Cash Bonus—Annual cash bonuses are paid to executives based on EPS. The following are the bonus percentages applicable to EPS targets that were approved for the Company's executives for 2002:

Achievement Level Award Opportunities	90% of EPS Target	100% of EPS Target	Over 100% of EPS Target
CEO (Grade 1)	60% of Base Salary	100% of Base Salary	Board Discretion
Other Executive Officers (Grades 2,3,A)	50% of Base Salary	80% of Base Salary	CEO/Board Discretion

        Not all eligible executive officers will necessarily receive a bonus and not all eligible executive officers will necessarily receive the same bonus. Additional amounts may be paid as bonuses to members of the Company's executive management team who are deemed by the Compensation Committee to have achieved superior performance during the fiscal year. The Company met its 2002 bonus threshold and bonuses were paid in February 2003.

        Stock Based Awards—Recommendations of executive management for the grant of stock-based awards to officers of the Company under the Company's equity compensation plan are generally submitted to the Compensation Committee during the third quarter of each fiscal year, though equity awards may be granted at other times at the discretion of the Compensation Committee upon recommendation from executive management. In considering whether to recommend the grant of an equity award and the size of the grant to be awarded, executive management considers with respect to the officer the salary level, the contributions expected toward the growth and profitability of the Company and survey data indicating grants made to similarly situated officers at comparable financial institutions. The Compensation Committee decides whether to approve the grant of equity awards after discussion with executive management presenting the grant proposals.

        The Compensation Committee has granted stock options to a number of members of senior management, including all of the Company's executive officers. All options were awarded at the market value of the Company's common stock on the date of grant. The Compensation Committee made these grants as additional incentives to the Company's senior officers to improve performance and to increase the Company's stock price. The options have a vesting schedule over three years, with an expiration of ten years.

        2002 Compensation.    The Compensation Committee reviewed the compensation of Matthew P. Wagner, the CEO, and each of the other ten highest paid executive officers for fiscal 2002. It reported to the Board that in the Compensation Committee's opinion, the compensation paid to those officers for 2002 was reasonable in view of the Company's consolidated performance and the contribution of those officers to that performance. In doing so, the Compensation Committee also took into account how the compensation compared to that paid by competing companies as well as economic conditions in the Company's service area.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Barry C. Fitzpatrick, Chairman
Timothy B. Matz
David S. Williams

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Until February 5, 2003, John M. Eggemeyer, III, Chairman of the Board, served as a member of the Compensation Committee. Mr. Eggemeyer's is Chief Executive Officer of Castle Creek Financial, LLC, which acts as the Company's exclusive financial advisor as described below under "Certain Relationships and Related Transactions."

REPORT OF THE AUDIT COMMITTEE

        The role of the Audit Committee is to assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors and the Company's internal audit function. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent", as required by applicable listing standards (current and proposed) of Nasdaq. During fiscal 2002, the Audit Committee performed all of its duties and responsibilities under the then applicable Audit Committee charter. That charter was amended and restated by the Audit Committee and approved by the Board on December 17, 2002, and is attached hereto as Annex A. As set forth in such charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        During the course of the last fiscal year, the Audit Committee discussed with management of the Company and the independent auditors the financial and other information contained in earnings releases and in the Company's quarterly reports on Form 10-Q and annual report on Form 10-K prior to such reports being filed by the Company with the SEC. The Audit Committee discussed the results of internal audit examinations with the Company's internal auditors, and approved the change in internal auditors from KPMG LLP to Protiviti, Inc. in order to comply prospectively with provisions of the Sarbanes-Oxley Act of 2002 that prohibit independent auditors from performing internal audit services for their audit clients. The Audit Committee met with the independent auditors and internal auditors, as required, both with and without management being present. The Audit Committee also pre-approved, on a case by case basis, certain audit and permissible non-audit services to be performed by the Company's independent auditors. In approving any non-audit services, the Committee considered such fees to be compatible with maintaining the independent auditors' independence.

        The Committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2002 with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors' independence.

        Based upon the reports and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee's charter, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company for fiscal 2002 be included in its Annual Report on Form 10-K for such fiscal year.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Timothy B. Matz, Chairman
Robert E. Herrmann
Robert A. Stine

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        John M. Eggemeyer, III was appointed to the Board of Rancho Santa Fe National Bank on February 27, 1995 and was appointed Chairman of the Board on that date. Mr. Eggemeyer became Chairman of the Board of the Company on May 31, 2000. The Company has assumed a contract with Belle Plaine Partners, Inc., of which Mr. Eggemeyer is Chief Executive Officer, retaining Belle Plaine or its affiliate Castle Creek Financial (of which Mr. Eggemeyer is also Chief Executive Officer) as the Company's exclusive financial advisor (the "Castle Creek Contract"). The Castle Creek Contract may be cancelled by either party upon thirty (30) days notice, and provides for the payment of the following fees upon the consummation of certain transactions: (a) 2% of the aggregate consideration paid in the event the Company is sold; and (b) in the event of an acquisition of another financial institution by the Company: 3% of the aggregate value of the transaction if the aggregate value is less than $20 million; if the aggregate value is $20 million or more but is equal to or less than $50 million, then 3% of the first $20 million plus 2% of the amount in excess of $20 million; and if the aggregate value is more than $50 million, then 3% of the first $20 million, plus 2% of the next $30 million and 1% of the amount in excess of $50 million. Castle Creek is also entitled to reimbursement of its reasonable expenses incurred on behalf of the Company. Castle Creek and its affiliates received approximately $5.1 million of aggregate fees and expenses from the Company in fiscal 2002 for financial advice related to the acquisitions of Pacific Western National Bank, W.H.E.C., Inc., Marathon Bancorp, Upland Bank and First National Bank. Castle Creek also received other advisory fees and expenses incurred on behalf of the Company of approximately $70,000 for fiscal 2002 under the Castle Creek Contract.

        In approving the Castle Creek Contract, the Board concluded that the contract was in the best interests of the Company and its shareholders and was on terms comparable to those prevailing for similar transactions with other persons not having any relationship with the Company.

        Certain directors and executive officers, entities associated with them and members of their immediate families were customers of and had banking transactions, including loans, with the Company's subsidiary banks in the ordinary course of business during fiscal 2002. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans did not involve more than the normal risk of collection or present other unfavorable features. The Company expects its subsidiary banks to have banking transactions with such persons in the future.

        Since July 2001, the Company has engaged Martin J. Wolff & Co., Inc. as its insurance broker to help the Company evaluate and obtain insurance products for the Company and its subsidiaries, including its group insurance coverage and other insurance benefit products. Martin J. Wolff, the chairman of Martin J. Wolff & Co., Inc., is the father of Jared M. Wolff, the Company's Executive Vice President, General Counsel and Secretary who joined the Company in October 2002. Jared Wolff was previously associated with the law firm of Sullivan & Cromwell LLP, which firm has been outside counsel to the Company since its formation in 2000. During 2002, the Company purchased comprehensive group insurance and other insurance products from Martin J. Wolff & Co., Inc. totaling approximately $1.8 million in premiums. To the best knowledge of the Company, Martin J. Wolff & Co., Inc. received approximately $80,000 in commissions from such purchases. In the opinion of the Company's management, the transactions are in the best interests of the Company and its shareholders and have occurred on terms comparable to those available from other providers of similar products who have no relationship with the Company.

PROPOSAL 2: APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
2000 STOCK INCENTIVE PLAN

Introduction

        On February 5, 2003, the Board of Directors approved a proposal to amend and restate the 2000 Plan (as proposed to be amended and restated, the "2003 Plan"), subject to the approval of the Company's shareholders. Prior to the amendment and restatement, the 2000 Plan was used exclusively to grant stock options to employees, non-employee directors and consultants of the Company. The Company has decided to amend and restate the 2000 Plan to promote the success of the Company by providing additional means to attract, motivate and retain key employees, non-employee directors and consultants of the Company through grants of stock options, restricted stock awards, performance stock awards and stock appreciation rights ("SARs") for high levels of individual performance and improved financial performance of the Company. The Board of Directors believes that the addition of restricted stock awards, performance stock awards and SARs will be valuable stock tools for attracting, motivating and retaining key employees, non-employee directors and consultants and therefore recommends adoption of the Proposal.

        The material features of the amendments to the 2000 Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 2003 Plan, a copy of which is attached hereto as Annex C.

Background

        As of the close of business on April 4, 2003, there were outstanding and unexercised stock options on a total of 1,200,969 shares and only 2.8% of the Company common stock (or 444,348 shares) remained available for future grants of stock options under the 2000 Plan. If the 2003 Plan is approved by shareholders, in addition to authorizing the grant of restricted stock awards, performance stock awards and SARs, the 2003 Plan will authorize 2,500,000 shares for future grants of stock options, restricted stock awards, performance stock awards and SARs (collectively, "Awards"), which will represent a net increase of 500,000 shares from the number of shares that had been authorized for issuance for grants under the 2000 Plan.

Administration and Eligibility

        The Company currently intends that the 2003 Plan will continue to be administered by the Compensation Committee of the Board of Directors. Employees of the Company and its subsidiaries and non-employee directors of the Company are eligible to participate. Awards may also be granted to consultants or advisors who perform or agree to perform bona fide services for the Company, except that options intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"), may only be granted to employees. The Compensation Committee will determine which eligible participants will receive Awards, the nature, price, number of shares and other terms of such Awards, and the form and terms of Award agreements. See "Kinds of Awards" below. The Compensation Committee is authorized to construe and interpret the 2003 Plan and all decisions, determinations and interpretations of the Compensation Committee are final and binding on all participants and any other holder of Awards.

Maximum Shares

        Under the 2003 Plan, the total number of shares of common stock subject to Awards may not exceed 2,500,000. The maximum number of shares for which either options or SARs may be granted to a single participant in any single year is 250,000, in each case. These limitations are subject to adjustment in the event of certain changes in the capitalization of the Company. See "Adjustments and Extraordinary Events" below. Upon termination, cancellation, forfeiture or expiration of any unexercised Award under the 2003 Plan, the number of shares with respect to which Awards may be granted under the 2003 Plan will be increased by the number of shares to which such unexercised Award pertained. In addition, to the extent that shares issued under the 2003 Plan are repurchased by the Company at their original purchase price, such shares will again be available for grant under the 2003 Plan, except that the aggregate number of shares issuable upon the exercise of ISOs may not exceed 2,500,000 shares (subject to the adjustments described below under "Adjustments and Extraordinary Events").

Terms of Awards and Transferability

        The Compensation Committee will determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date (or, as discussed below, 5 years in the case of certain employee ISOs).

        Generally, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant. However, the Compensation Committee may permit a participant to transfer any of such participant's Awards, other than incentive stock options, to one or more of the participant's immediate family members or to trusts established in whole or in part for the benefit of the participant and/or one or more of such immediate family members, to the extent that neither the transfer of such Award to the immediate family member or trust, nor the ability of a participant to make such a transfer, shall have adverse consequences to the Company or the participant by reason of Section 162(m) of the Internal Revenue Code. See "Termination of Employment, Death or Disability" below.

Term of 2003 Plan

        The 2003 Plan will terminate on April 17, 2010 unless terminated earlier by the Board of Directors.

Kinds of Awards—Stock Options

        Under the 2003 Plan, the Compensation Committee may from time to time grant stock options, either ISOs or non-ISOs, to acquire shares of the Company's common stock to eligible participants. As required by the Code and applicable regulations, ISOs are subject to certain limitations not applicable to non-ISOs. The exercise price of all stock options will be determined by the Compensation Committee, but may not be less than the fair market value of the Company's common stock on the date of grant. The exercise price for any ISO granted to any eligible employee owning more than 10% of the total combined voting power of all classes of the Company's stock may not be less than 110% of the fair market value of the Company's common stock on the date of grant. In addition, the term of such option may not exceed five years from the date of grant. The fair market value of the Company's common stock is the closing price (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market for the market trading day immediately prior to the date of grant. The exercise price may be adjusted in the event of changes in the capitalization of the Company. See "Adjustments and Extraordinary Events" below. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by an employee that vest in any single calendar year cannot exceed $100,000.

        All options will be exercisable and will vest at such times and under such conditions as determined by the Compensation Committee and set forth in the relevant stock option agreement. In the case of a participant, however, who is not an officer of the Company, a non-employee director or a consultant, such option will vest at a rate of at least 20% per year. On the occurrence of a vesting event (as described below under "Adjustments and Extraordinary Events"), all options that are outstanding on such date will become exercisable whether they are vested or not.

        The type of consideration to be received and the method of payment for shares of common stock to be issued upon exercise of a stock option is determined by the Compensation Committee and may consist of cash, check, recourse note carrying a market interest rate (that may or may not be secured in the discretion of the Compensation Committee), delivery of previously acquired Company common stock which has been held for a meaningful period of time (e.g., six months) before exercise or any combination of the foregoing. Any shares so delivered to the Company shall be valued at their fair market value on the exercise date. Notwithstanding the foregoing, a method of payment may not be used if it causes the Company to: (i) recognize compensation expense for financial reporting purposes; (ii) violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto; or (iii) violate Regulation O, promulgated by the Board of Governors of the Federal Reserve System.

        The closing price per share of the Company's common stock on the Nasdaq National Market on April 14, 2003 was $30.00.

Kinds of Awards—Stock Appreciation Rights

        Under the 2003 Plan, the Compensation Committee may from time to time grant SARs, provided that no participant may be granted in any calendar year SARs that pertain to more than 250,000 shares. The exercise price of all SARs will be determined by the Compensation Committee, but may not be less than the fair market value of the Company's common stock on the date of grant. Upon exercise of a SAR, the participant (or any person having the right to exercise the SAR after his or her death) shall receive an amount equal to the amount by which the fair market value of a share on the date of surrender exceeds the exercise price of such SAR. The Company will pay this amount in the form of common stock, cash or any combination thereof, as determined by the Compensation Committee.

        All SARs will be exercisable and will vest at such times and under such conditions as determined by the Compensation Committee and set forth in the relevant SAR agreement. On the occurrence of a vesting event (as described below under "Adjustments and Extraordinary Events"), all SARs that are outstanding on such date will become exercisable whether they are vested or not.

Kinds of Awards—Performance Stock Awards and Restricted Stock Awards

        Under the 2003 Plan, the Compensation Committee may grant performance stock awards and restricted stock awards. Performance stock awards are granted subject to a risk of forfeiture which lapses as the participant vests in the stock granted. The participant vests in the common stock underlying such performance stock award, in whole or in part, if certain goals established by the Compensation Committee are achieved over a designated period of time, but in no event more than 10 years. If the performance goals are not satisfied within the designated period of time, the performance stock will automatically be forfeited and immediately returned to the Company. In contrast to restricted stock awards, there is no waiting period for vesting upon attainment of the performance goals. The 2003 Plan permits any of the following business criteria, each as defined in the 2003 Plan, to establish the performance goals for a performance stock award: Net Income; Return on Average Assets ("ROA"); Business Unit ROA; Cash Return on Average Assets ("Cash ROA"); Business Unit Cash ROA; Return on Average Equity ("ROE"); Business Unit ROE; Cash Return on Average Equity ("Cash ROE"); Business Unit Cash ROE; Earnings Per Share ("EPS"); or Cash EPS. The Compensation Committee may also grant performance stock awards that vest over the passage of time, but for which vesting is accelerated upon the attainment of specified performance goals.

        The Compensation Committee may also grant restricted stock awards under the 2003 Plan. The participant vests in the common stock underlying such restricted stock award at such times and under such conditions as are determined by the Compensation Committee and set forth in the restricted stock award agreement. The Company intends that restricted stock awards will vest over specified periods of time and will not require the satisfaction of any performance conditions in order to vest.

        Upon the exercise of a performance stock award or a restricted stock award, the participant has the rights of a shareholder with respect to the voting of the common stock underlying such Award, subject to the conditions contained in the Award agreement. The Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the shares of common stock underlying a restricted stock award or performance stock award. On the occurrence of a vesting event (as described below under "Adjustments and Extraordinary Events"), all unvested performance stock awards and restricted stock awards that are outstanding on such date will become vested.

Deferral of Awards

        If a 2003 Plan participant is also a participant in the Directors DCP, the 2003 Plan provides that restricted stock awards, performance stock awards and SARs may be deferred by the participant into the Directors DCP. In the event such Awards are deferred, the vesting of the Award will occur on the same terms had the Award not been deferred, however, any shares deliverable to the participant upon vesting shall be held in the Directors DCP until a distribution is made to the participant thereunder.

Termination of Employment, Death or Disability

        Termination of Service.    Upon termination of service other than due to death, disability or cause, the participant may exercise his or her option or SAR on or prior to the date that is three months following the date of termination to the extent that such participant was entitled to exercise such option or SAR on the date of termination (but in no event later than the expiration of the term of such option or SAR).

        Disability of Participant.    Upon termination of service due to disability, the participant may exercise his or her option or SAR on or prior to the date that is twelve months following the date of termination to the extent that such participant was entitled to exercise such option or SAR on the date of termination (but in no event later than the expiration of the term of such option or SAR).

        Death of Participant.    In the event that a participant should die while in service, the participant's option or SAR may be exercised by the participant's estate or by a person who has acquired the right to exercise the option or SAR by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the participant was entitled to exercise the option or SAR at the date of death (but in no event later than the expiration date of the term of such option or SAR).

        Cause.    In the event of termination of a participant's service due to cause, the participant's option or SAR shall terminate on the date of termination.

        Reversion of Unexercised Shares.    If, on the date of termination or death, the participant is not entitled to exercise all of his or her option or SAR, the shares of common stock covered by the unexercisable portion of the option or SAR shall revert back to the 2003 Plan. If, after the date of termination or death, the participant or, in the case of death, the participant's estate or any person who acquires the right to exercise the option or SAR by bequest or inheritance does not exercise his or her option or SAR within the applicable period of time, the option or SAR shall terminate, and the shares of common stock covered by such option or SAR shall revert back to the 2003 Plan.

Adjustments and Extraordinary Events

        The 2003 Plan provides that if there is any increase or decrease in the number of issued and outstanding shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company's common stock, or any other increase or decrease in the number of issued and outstanding shares of the Company's common stock, effected without the receipt of consideration by the Company, then the limitations on the number of shares reserved for delivery under the 2003 Plan, the limitations on the number of stock options or SARs which may be granted in any one calendar year, the number of shares that pertain to each outstanding Award and the exercise price of each option and SAR will be proportionately adjusted.

        Under the 2003 Plan, if a "Vesting Event" takes place, then all outstanding options and SARs on the date of the Vesting Event become exercisable on such date (whether or not previously vested) and all restricted stock awards and performance stock awards become fully vested. A Vesting Event means the earlier of a Change in Control or the termination of a participant's service (other than for cause) following shareholder approval of any matter, plan or transaction which would constitute a Change in Control. The 2003 Plan defines a "Change in Control" to mean (i) the consummation of a plan of dissolution or liquidation of the Company; (ii) the individuals who, as of the effective date thereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the 2003 Plan, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Contest (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Exchange Act) other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; (iii) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the Company resulting from such reorganization, merger or consolidation (the "Surviving Company") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation, and (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Company, or a Company beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Company; (iv) the sale of all or substantially all the assets of the Company to another person; or (v) the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another person.

        The Board of Directors of the Company may at any time amend, alter, suspend or discontinue the 2003 Plan in its discretion, but no amendment, alteration, suspension or discontinuation may be made which would impair the rights of any participant under any grants made without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Company's common stock is then listed), the Company will obtain shareholder approval of any amendment to the 2003 Plan in such a manner and to such a degree as is required.

Cancellation and Regrant of Awards

        The Compensation Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected participant, the cancellation of any or all outstanding options or SARs and to grant in substitution new options or SARs covering the same or a different number of shares of common stock but with an exercise price based on the fair market value on the new date of grant of the option or SAR. The Compensation Committee shall also have the authority to effect, at any time and from time to time, with the consent of the affected participant, the cancellation of any or all outstanding restricted stock awards and performance stock awards and to grant in substitution new restricted stock awards or performance stock awards, as the case may be, covering the same or a different number of shares of common stock. Furthermore, the Compensation Committee may also, in its sole discretion and at any time, take any action, including any action that may be considered a "repricing" under any applicable accounting, stock exchange or other rule or regulation, to effect an offer to exchange outstanding awards for cash or any other type of Award permitted under the 2003 Plan. Except with respect to participants subject to Section 162(m) of the Internal Revenue Code, shares underlying any Award that is cancelled will be deemed outstanding and available for re-grant under the 2003 Plan.

Federal Income Tax Consequences

        Incentive Stock Options.    For federal income tax purposes, the holder of an ISO will not be subject to tax upon the grant or exercise of the ISO. Under certain circumstances, the exercise of an ISO may be subject to alternative minimum tax. If such person retains the stock for a period on or after the later of two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired upon the exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised, generally, will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock on the date of exercise. To the extent ordinary income is recognized by the participant because the participant's disposition of the ISO shares does not meet the holding period requirements, the Company may deduct a like amount as compensation.

        Nonqualified Stock Options.    Generally, a holder of a non-qualified stock option will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. The Company will be eligible to take a corresponding deduction equal to the income realized by the holder of the option.

        Stock Appreciation Rights.    The recipient of a SAR will not be taxed upon the grant of such right, but will realize ordinary income, at the time the right is exercised, equal to the amount of cash and/or the fair market value of stock received. The Company will be entitled to a corresponding deduction at the time of exercise equal to the income realized by the recipient.

        Restricted Stock Awards and Performance Stock Awards.    Generally, a participant who has been granted a restricted stock award or a performance stock award will not realize taxable income at the time of grant, but will realize ordinary income upon lapse of the restrictions in an amount equal to fair market value of the shares on the date of lapse. The Company will be entitled to a corresponding income tax deduction equal to the amount of ordinary income that the participant recognizes in connection with such Award.

        Deferred Awards.    In the event a SAR, restricted stock award or performance stock award is deferred into the Directors DCP by a participant in the 2003 Plan, the participant will defer any tax owed on such Award, as described above, until such time as the Award is distributed to the participant. The Company will be entitled to a corresponding deduction upon such distribution.

        Payment of Withholding Taxes.    To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and applicable regulations, the Compensation Committee may, in its discretion, allow any holder of non-qualified stock options, SARs or unvested shares to satisfy all or part of the withholding taxes incurred by such participant in connection with the exercise of their options or SARs or the vesting of their shares through the surrender or withholding of vested shares of common stock.

        For more complete information concerning the amendment and restatement of the 2000 Plan, please refer to Annex C.

        The Awards, if any, which may be made in the future under the 2003 Plan (or which would have been made under the 2003 Plan during the Company's last fiscal year, if the 2003 Plan had been in effect) are not determinable.

        If all 1,722,231 options available for grant and options granted and unexercised under the 2000 Plan as of December 31, 2002 were granted and exercised, the shares thus purchased pursuant to the exercise of such options would constitute 10.1% of the then outstanding shares of common stock of the Company. If those same options were exercised, and options, SARs, restricted stock awards and performance stock awards covering all the proposed additional 500,000 shares were also exercised, the shares purchased pursuant to such Awards would constitute 12.7% of the then outstanding shares of common stock of the Company.

Necessary Approval

        The proposed amendment and restatement of the 2000 Plan to reflect the changes described above must be approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock, voting in person or by proxy and entitled to vote at the Meeting. Each shareholder is entitled to one vote for each share held and, although they will be counted for purposes of determining whether there is a quorum, abstentions and broker non-votes will not be counted in favor of approval. Proxies received by the Company with no specification with respect to this proposal and not revoked prior to or at the Meeting will be voted FOR this proposal.

Recommendation of the Board of Directors

        The Board of Directors recommends a vote FOR Proposal 2 to amend and restate the 2000 Plan, including an increase in the shares available for issuance from 2,000,000 to 2,500,000.

INDEPENDENT AUDITORS

        The Audit Committee has reappointed the firm of KPMG LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Representatives from KPMG LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Auditor Fees

        The following is a description of fees billed to the Company by KPMG LLP during the year ended December 31, 2002.

        Audit and audit-related fees:    Audit fees include fees for the annual audit of the Company's consolidated financial statements, review of interim financial statements included in the Company's quarterly reports on Form 10-Q, review of registration statements filed with the Securities and Exchange Commission, and the issuance of consents and comfort letters. The aggregate audit fees billed to the Company by KPMG LLP for the year ended December 31, 2002 totaled $614,275. Audit-related fees billed to the Company by KPMG LLP consisted primarily of certain due diligence services and totaled $226,325 for 2002.

        Financial information systems design and implementation fees:    The Company did not engage KPMG LLP to provide services relating to financial information systems design and implementation during the year ended December 31, 2002.

        All other fees:    The aggregate fees billed by KPMG LLP for services rendered to the Company, other than the services described above under "Audit and audit-related fees" and "Financial information systems design and implementation Fees," for the fiscal year ended December 31, 2002 were $423,579 and related primarily to tax consultation and compliance services and operational internal auditing services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's equity securities with the SEC. Such directors, executive officers and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports received by the Company, and on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and 10% shareholders were complied with during 2002, except that Harold W. Clark, a current director, reported a transaction on a Form 5 in 2003 that should have been reported on a Form 4 during 2002.

SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the next annual meeting of shareholders must be received by the Company at its principal executive offices by December 19, 2003 for inclusion in the proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of federal securities laws, including Rule 14a-8 under the Exchange Act. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

        Proxies solicited by the Board of Directors for the 2004 annual meeting will confer discretionary authority to vote on any matter to come before the annual meeting with respect to which the Company does not receive notice prior to March 8, 2004.

INCORPORATION BY REFERENCE

        To the extent that this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Performance Graph," as well as the annexes to this proxy statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

OTHER MATTERS

        Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

By Order of the Board of Directors
/s/ JARED M. WOLFF
Jared M. Wolff, Corporate Secretary

Dated: April 16, 2003

FIRST COMMUNITY BANCORP

AMENDED AND RESTATED CHARTER
OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

DECEMBER 17, 2002

I.
Composition of the Audit Committee: The Audit Committee of First Community Bancorp (the "Company") shall be comprised of at least three directors, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent" under the rules of the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002 (the "2002 Act"). The Board shall also determine that each member is "financially literate" (insofar as each such member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and statement of cash flows), and that at least one member of the Audit Committee is a "financial expert" as such term is finally defined by the Securities and Exchange Commission (the "SEC") in regulations adopted pursuant to the 2002 Act. Notwithstanding the foregoing, the Board shall not be required to appoint a financial expert to the Audit Committee until the earlier of such time as either Nasdaq or the SEC has finalized rules with respect to the definition of a financial expert and the deadline for appointing such expert has been reached.

        No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual proxy statement. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company other than (i) director's fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

        Members shall be appointed by the Board based on nominations recommended by the Company's Executive Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

        The Board shall designate one member of the Audit Committee as its chairperson.

II.
Purposes of the Audit Committee: The purposes of the Audit Committee are to:

1.
assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors and the Company's internal audit function;

2.
prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement; and

3.
to serve the functions provided for herein for the Company and each of its subsidiaries, as necessary.

        The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

        The independent auditors for the Company are accountable to the Board and the Audit Committee, as representatives of the shareholders. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the auditors regarding financial reporting). The Audit Committee has the authority and responsibility to appoint, retain and terminate the Company's independent auditors (subject, if applicable, to shareholder ratification). The independent auditors shall report directly to the Audit Committee.

        The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

        The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the independent auditors for the most recent fiscal year, in the aggregate and by each service.

III.
Meetings of the Audit Committee: The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should periodically meet separately with management, the director of the internal auditing department (or, if such function is outsourced, the senior representative from the entity performing the Company's Internal Audit function) and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company, any consultant of the Company, or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.
Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.
with respect to the independent auditors,

    (i)
    to appoint, retain and terminate the independent auditors (subject, if applicable, to shareholder ratification), including sole authority to approve all audit engagement fees and terms;

    (ii)
    to pre-approve all audit and non-audit services to be provided by the independent auditors, and to consider whether the outside auditors' provision of non-audit services to the Company is compatible with maintaining the independence of the outside auditors;

    (iii)
    to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

    (iv)
    to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

    (v)
    to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

    (vi)
    to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, which rotation must occur not less than once every five years, and consider whether there should be a regular rotation of the audit firm itself;

    (vii)
    to take into account the opinions of management and the Company's internal auditors in assessing the independent auditors' qualifications, performance and independence; and

    (viii)
    to instruct the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders;

  2.
  with respect to the Internal Auditing function,

  (i)
  to engage and oversee the Company's Internal Auditors, and to renew and evaluate qualifications, performance and independence of the internal audit function (whether out-sourced or performed in-house), governing such engagement;

  (ii)
  to review reports from the Internal Auditors regarding internal controls and safeguards, the Company's accounting system, regulatory and legal compliance and changes to the Company's policy and procedures manuals;

  (iii)
  to advise the Internal Auditors that they are expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the Internal Auditors and management's responses thereto;

  3.
  with respect to financial reporting principles and policies and internal audit controls and procedures,

    (i)
    to advise management, the Internal Auditors and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    (ii)
    to consider any reports or communications (and management's and/or the Internal Auditors' responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

    •
    deficiencies noted in the audit in the design or operation of internal controls;

    •
    consideration of fraud in a financial statement audit;

    •
    detection of illegal acts;

    •
    the independent auditors' responsibility under generally accepted auditing standards;

    •
    any restriction on audit scope;

    •
    significant accounting policies;

    •
    significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

    •
    management judgments and accounting estimates;

    •
    any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

    •
    the responsibility of the independent auditors for other information in documents containing audited financial statements;

    •
    disagreements with management;

    •
    consultation by management with other accountants;

    •
    major issues discussed with management prior to retention of the independent auditors;

    •
    difficulties encountered with management in performing the audit;

    •
    fees paid by the company and reconciliation of goods or services received therefor;

    •
    the independent auditors' judgments about the quality of the entity's accounting principles;

    •
    reviews of interim financial information conducted by the independent auditors; and

    •
    the responsibilities, budget and staffing of the Company's internal audit function;

    (iii)
    to meet with management, the independent auditors and, if appropriate, the Internal Auditors:

    •
    to discuss the scope of the annual audit;

    •
    to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

    •
    to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the Internal Auditors or the independent auditors, relating to the Company's financial statements;

      •
      to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

      •
      to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

      •
      to discuss Company compliance with regulatory accounting requirements and policies, as well as the Company's compliance with FIDICIA, when applicable;

      •
      to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders; and

      •
      to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

    (iv)
    to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

    (v)
    to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

    (vi)
    to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

    (vii)
    to discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

    (viii)
    to discuss earnings press releases;

    (ix)
    to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

    (x)
    to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

    (xi)
    to establish hiring policies for employees or former employees of the independent auditors. These policies shall provide that no former employee of the independent auditors may become the chief executive officer, controller, chief financial officer or chief accounting officer (or serve in a similar capacity) if such person participated in any capacity in the Company's audit within the one-year period preceding the date of initiation of the audit; and

    (xii)
    to review and discuss with appropriate Company personnel the Bank Secrecy Act (the "BSA") reports of the Company's subsidiaries, including updates on the filing of any suspicious activity reports and compliance with the BSA;

  4.
  with respect to reporting and recommendations,

  (i)
  to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

  (ii)
  to review this Charter at least annually and recommend any changes to the full Board of Directors;

  (iii)
  to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

  (iv)
  to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

V.
Delegation to Subcommittee. The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI.
Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

FIRST COMMUNITY BANCORP

AMENDED AND RESTATED CHARTER OF THE
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

DECEMBER 17, 2002

Purpose of Committee

        The purpose of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of First Community Bancorp (the "Company") is to discharge the Board's responsibilities relating to compensation of the Company's executives and to produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC").

Committee Membership

        The Committee shall consist solely of three or more members of the Board, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent" under the rules of the Nasdaq National Market.

        Members shall be appointed by the Board, based on nominations recommended by the Board's Executive Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. Members of the Committee shall have professional experience that will be helpful to the Committee executing the functions set forth below.

Committee Structure and Operations

        The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically at least five times a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

        The Committee may invite such members of management to its meetings as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Company's Chief Executive Officer ("CEO") may participate in meetings in his capacity as a director; however, the CEO should not attend any portion of a meeting where the CEO's performance or compensation are discussed, unless specifically invited by the Committee.

Committee Duties and Responsibilities

        The following are the duties and responsibilities of the Committee:

  1.
  In consultation with senior management, establish the Company's general compensation philosophy, and oversee the development and implementation of compensation programs.

  2.
  Review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives, and set the CEO's compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee shall consider, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and any other relevant factors.

  3.
  Review and approve compensation programs applicable to the executive officers of the Company, and for senior management as requested by the CEO.

  4.
  Approve any new equity compensation plan or any material change to an existing plan where shareholder approval has not been obtained, make recommendations to the Board with respect to the Company's incentive compensation plans and equity-based plans, including the Company's Incentive Stock Option Plan, the Company's 401(k) plan(s) or other employee benefit plans, the Directors Deferred Compensation Plan, oversee the activities of the individuals and committees responsible for administering these plans, and discharge any responsibilities imposed on the Committee by any of these plans.

  5.
  In consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

  6.
  Review and approve any severance or similar termination plan, including the Company's Executive Severance Plan, as well as review and approve any payments proposed to be made to any current or former executive officer of the Company.

  7.
  Prepare and issue the evaluations and reports required under "Committee Reports" below.

  8.
  Evaluate and make recommendations to the Board regarding compensation programs applicable to directors serving on the Board of the Company.

  9.
  Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company's compensation programs.

Delegation to Subcommittee

        The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are (i) "Non-Employee Directors" for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time, and (ii) "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time.

Committee Reports

        The Committee shall produce the following reports and provide them to the Board.

  1.
  An annual Report of the Compensation Committee on Executive Compensation for inclusion in the Company's annual proxy statement in accordance with applicable SEC rules and regulations.

  2.
  An annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The performance evaluation should also recommend to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

  3.
  A summary of the actions taken at each Committee meeting, which shall be presented to the Board at the next Board meeting.

Resources and Authority of the Committee

        The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of director, CEO or senior executive compensation, this authority shall be vested solely in the Committee.

FIRST COMMUNITY BANCORP 2003 STOCK INCENTIVE PLAN

        1.    Purpose of the Plan.    The purpose of this First Community Bancorp Stock Incentive Plan is to offer certain Employees, Non-Employee Directors, and Consultants the opportunity to acquire a proprietary interest in the Company. Through the Plan, the Company and its subsidiaries seek to attract, motivate, and retain highly competent persons. The success of the Company and its affiliates are dependent upon the efforts of these persons. The Plan provides for the grant of options, restricted stock awards, performance stock awards, and stock appreciation rights. An option granted under the Plan may be a Non-Statutory Stock Option or an Incentive Stock Option, as determined by the Administrator. This Plan amends and restates the 2000 Plan.

        2.    Definitions.    As used herein, the following definitions shall apply.

        "2000 Plan" shall mean the First Community Bancorp 2000 Stock Incentive Plan, adopted as of April 18, 2000 and as amended, until amended and restated hereby.

        "Act" shall mean the Securities Act of 1933, as amended.

        "Administrator" shall mean the Board or any one of the Committees.

        "Affiliate" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

        "APB 25" shall mean Opinion 25 of the Accounting Principles Board, as amended, and any successor thereof.

        "Award" shall mean an Option, Stock Award, or a SAR.

        "Board" shall mean the Board of Directors of the Company.

        "Cause" shall have the meaning given to it under the Participant's employment agreement with the Company or Affiliate, or a policy of the Company or an Affiliate. If the Participant does not have an employment agreement or the employment agreement does not define this term, or the Company or an Affiliate does not have a policy that defines this term, then Cause shall include malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or an Affiliate which results in termination of the Participant's service with the Company or an Affiliate, as determined by the Administrator.

        "Change in Control" shall mean:

          (i)    the consummation of a plan of dissolution or liquidation of the Company;

          (ii)  the individuals who, as of the effective date hereof, are members of the Board ("Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

          (iii)  the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the

  Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 70% of the combined voting power of the outstanding voting securities of the Company resulting from such reorganization, merger or consolidation (the "Surviving Company") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation, and (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Company, or a Company beneficially directly or indirectly owning a majority of the voting securities of the Surviving Company;

          (iv)  the sale of all or substantially all the assets of the Company to another person; or

          (v)  the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean a committee appointed by the Board in accordance with Section 3 below.

        "Common Stock" shall mean the common stock of the Company, no par value.

        "Company" shall mean First Community Bancorp, a California corporation.

        "Consultant" shall mean any natural person who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors.

        "Date of Grant" shall mean the effective date as of which the Administrator grants an Option to an Optionee, a Stock Award to a Grantee, or a SAR to an Optionee.

        "Disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

        "Employee" shall mean any individual who is a common-law employee of the Company or an Affiliate.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Exercise Price," in the case of an Option, shall mean the exercise price of a share of Optioned Stock. "Exercise Price," in the case of a SAR, shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such SAR.

        "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock quoted by such recognized securities dealer on the last market trading day prior to the day of determination; or

          (iii)  In the absence of an established market for the Common Stock, its Fair Market Value shall be determined, in good faith, by the Administrator.

        "FASB" shall mean the Financial Accounting Standards Board.

        "Granted Stock" shall mean the shares of Common Stock that were granted pursuant to a Stock Award.

        "Grantee" shall mean any person who is granted a Stock Award.

        "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        "Mature Shares" shall mean Shares that had been held by the Participant for a meaningful period of time such as six months or such other period of time that is consistent with FASB's interpretation of APB 25.

        "Non-Employee Director" shall mean a non-employee member of the Board.

        "Non-Statutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

        "Notice of Stock Appreciation Rights Grant" shall mean the notice delivered by the Company to the Optionee evidencing the grant of an SAR.

        "Notice of Stock Option Grant" shall mean the notice delivered by the Company to the Optionee evidencing the grant of an Option.

        "Option" shall mean a stock option granted pursuant to the Plan.

        "Option Agreement" shall mean a written agreement that evidences an Option in such form as the Administrator shall approve from time to time.

        "Optioned Stock" shall mean the Common Stock subject to an Option.

        "Optionee" shall mean any person who receives an Option or a SAR.

        "Participant" shall mean an Optionee or a Grantee.

        "Performance Stock Award" shall mean an Award granted pursuant to Section 9 of the Plan.

        "Plan" shall mean this First Community Bancorp 2003 Stock Incentive Plan, dated as of April 11, 2003, which amends and restates the 2000 Plan.

        "Qualified Note" shall mean a recourse note, with a market rate of interest, that may, at the discretion of the Administrator, be secured by the Optioned Stock or otherwise.

        "Restricted Stock Award" shall mean an Award granted pursuant to Section 8 of the Plan.

        "Risk of Forfeiture" shall mean the Grantee's risk that the Granted Stock may be forfeited and returned to the Company in accordance with Section 8 or 9 of the Plan.

        "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3.

        "SAR" or "Stock Appreciation Right" shall mean a stock appreciation right granted pursuant to the Plan.

        "SAR Agreement" shall mean a written agreement that evidences a SAR in such form as the Administrator shall approve from time to time.

        "Service" shall mean the performance of services for the Company (or any Affiliate) by an Employee, Non-Employee Director, or Consultant, as determined by the Administrator in its sole discretion. Service shall not be considered interrupted in the case of: (i) a change of status (i.e., from Employee to Consultant, Non-Employee Director to Consultant, or any other combination); (ii) transfers between locations of the Company or between the Company and any Affiliate; or (iii) a leave of absence approved by the Company or an Affiliate. A leave of absence approved by the Company or an Affiliate shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or an Affiliate.

        "Service Provider" shall mean an Employee, Non-Employee Director, or Consultant.

        "Share" shall mean a share of Common Stock.

        "Stock Award" shall mean a Restricted Stock Award or a Performance Stock Award.

        "Stock Award Agreement" shall mean a written agreement that evidences a Restricted Stock Award or Performance Stock Award in such form as the Administrator shall approve from time to time.

        "Tax" or "Taxes" shall mean the federal, state, and local income, employment and excise tax liabilities incurred by the Participant in connection with his/her Awards.

        "10% Shareholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate).

        "Termination Date" shall mean the date on which a Participant's Service terminates, as determined by the Administrator in its sole discretion.

        "Vesting Event" shall mean the earlier of: (i) the occurrence of a Change in Control; or (ii) the termination of a Participant's Service (other than for Cause) following the approval by the shareholders of the Company of any matter, plan or transaction which would constitute a Change in Control.

        3.    Administration of the Plan.

          (a)  Except as otherwise provided for below, the Plan shall be administered by (i) the Board or (ii) a Committee, which Committee shall be constituted to satisfy applicable laws.

            (i)    Section 162(m).    To the extent that the Administrator determines that it is desirable to qualify Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (ii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan and in the case of specific duties delegated by the Administrator, and subject to the approval of relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its sole discretion:

            (i)    to determine the Fair Market Value of the Common Stock;

            (ii)    to select the Service Providers to whom Awards may, from time to time, be granted under the Plan;

            (iii)    to determine whether and to what extent Awards are granted under the Plan;

            (iv)    to determine the number of Shares that pertain to each Award;

            (v)    to approve the terms of the Option Agreements, Stock Award Agreements, and SAR Agreements;

            (vi)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions may include, but are not limited to, the Exercise Price, the status of an Option (Non-Statutory Stock Option or Incentive Stock Option), the time or times when Awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vii)    to determine the method of payment of the Exercise Price;

            (viii)    to reduce the Exercise Price of any Option to the then current Fair Market Value if the Fair Market Value of the Optioned Stock has declined since the Date of Grant of such Option;

            (ix)    to delegate to others responsibilities to assist in administering the Plan;

            (x)    to construe and interpret the terms of the Plan, Option Agreements, Stock Award Agreements, SAR Agreements and any other documents related to the Awards; and

            (xi)    to interpret and administer the terms of the Plan to comply with all Tax rules and regulations.

          (c)    Effect of Administrator's Decision.    All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards. The Administrator's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants whether or not such Participants are similarly situated.

          (d)    Liability.    No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his/her behalf in his/her capacity as a member of the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power the Company may have to indemnify them or hold them harmless.

        4.    Stock Subject To The Plan.

          (a)    Basic Limitation.    The total number of Options, Stock Awards, and SARs that may be awarded under the Plan may not exceed 2,500,000, subject to the adjustments provided for in Section 11 of the Plan.

          (b)    Additional Shares.    In the event that any outstanding Award expires or is canceled or otherwise terminated, the Shares that pertain to the unexercised Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company at their original purchase price, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of Incentive Stock Options shall in no event exceed 2,500,000 Shares, subject to the adjustments provided for in Section 11 of the Plan.

        5.    Eligibility.    The persons eligible to participate in the Plan shall be limited to Employees, Non-Employee Directors, and Consultants who have the potential to impact the long-term success of the Company and/or its Affiliates and who have been selected by the Administrator to participate in the Plan.

        6.    Option Terms.    Each Option shall be evidenced by an Option Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, that each Option Agreement shall comply with the terms specified below. No person may be granted (in any calendar year) Options to purchase more than 250,000 Shares, subject to the adjustments provided for in Section 11 of the Plan. Each Option Agreement evidencing an Incentive Stock Option shall, in addition, be subject to Section 7 below.

          (a)    Exercise Price.

            (i)    The Exercise Price of an Option shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option.

            (ii)  Notwithstanding the foregoing, where the outstanding shares of stock of another corporation are changed into or exchanged for shares of Common Stock without monetary consideration to that other corporation, then, subject to the approval of the Board, Options may be granted in exchange for unexercised, unexpired stock options of the other corporation and the exercise price of the Optioned Shares subject to each Option so granted may be fixed at a price less than 100% of the Fair Market Value of the Common Stock at the time such Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Company.

            (iii)  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (A) cash, (B) check, (C) Mature Shares, (D) Qualified Note, or (e) any combination of the foregoing methods of payment. The Administrator may also permit Optionees, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Administrator, and use the proceeds from such sale as payment of part or all of the exercise price of such shares. Notwithstanding the foregoing, a method of payment may not be used if it causes the Company to: (i) recognize compensation expense for financial reporting purposes; (ii) violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto; or (iii) violate Regulation O, promulgated by the Board of Governors of the Federal Reserve System, as determined by the Administrator in its sole discretion.

          (b)    Vesting.    Any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, but in the case of an Optionee who is not an officer of the Company, a Non-Employee Director, or a Consultant, an Option or Shares purchased thereunder shall vest at a rate of at least 20% per year. An Option may not be exercised for a fraction of a Share. Notwithstanding anything herein to the contrary, upon the occurrence of a Vesting Event, all Options that are outstanding on the date of the Vesting Event shall become exercisable on such date (whether or not previously vested).

          (c)    Term of Options.    No Option shall have a term in excess of 10 years measured from the Date of Grant of such Option.

          (d)    Procedure for Exercise.    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Administrator in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment of the applicable Exercise Price for the Share being exercised has been received by the Administrator. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Subsection (a)(iii) above. In the event of a cashless exercise, the broker shall not be deemed to be an agent of the Administrator.

          (e)    Effect of Termination of Service.

            (i)    Termination of Service.    Upon termination of an Optionee's Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her Option, but only on or prior to the date that is three months following the Optionee's Termination Date, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than the expiration of the term of such Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). If, on the Termination Date, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination of Service, the Optionee does not exercise his/her Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.

            (ii)    Disability of Optionee.    In the event of termination of an Optionee's Service due to his/her Disability, the Optionee may exercise his/her Option, but only on or prior to the date that is twelve months following the Termination Date, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than the expiration date of the term of his/her Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). To the extent the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.

            (iii)    Death of Optionee.    In the event that an Optionee should die while in Service, the Optionee's Option may be exercised by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise the Option at the date of death (but in no event later than the expiration date of the term of his/her Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his/her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.

            (iv)    Cause.    In the event of termination of an Optionee's Service due to Cause, the Optionee's Options shall terminate on the Termination Date.

            (v)  To the extent that the Company does not violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto or Regulation O, promulgated by the Board of Governors of the Federal Reserve System (as determined by the Administrator in its sole discretion), the Administrator shall have complete discretion, exercisable either at the time an Option or SAR is granted or at any time while the Option or SAR remains outstanding, to:

              (A)  extend the period of time for which the Option or SAR is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that Option or SAR to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the Option or SAR term; and/or

              (B)  permit the Option or SAR to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested Shares for which such Option or SAR is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          (f)    Shareholder Rights.    Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 below.

          (g)    Non-transferability of Options.    Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the immediately preceding sentence, the Administrator may permit an Optionee to transfer any Award which is not an Incentive Stock Option to one or more of the Optionee's immediate family members or to trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term "immediate family" shall mean the Optionee's spouse and issue (including adopted and step children) and (ii) the phrase "immediate family members or to trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive Stock Option to such immediate family member or trust, nor the ability of a Optionee to make such a transfer shall have adverse consequences to the Company or the Optionee by reason of Section 162(m) of the Code.

        7.    Incentive Stock Options.    The terms specified below shall be applicable to all Incentive Stock Options, and these terms shall, as to such Incentive Stock Options, supercede any conflicting terms in Section 6 above. Options which are specifically designated as Non-Statutory Stock Options when issued under the Plan shall not be subject to the terms of this Section.

          (a)    Eligibility.    Incentive Stock Options may only be granted to Employees.

          (b)    Exercise Price.    The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option, except as otherwise provided for in Subsection (d) below.

          (c)    Dollar Limitation.    In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Optioned Stock (determined as of the Date of Grant of each Option) with respect to Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be applied on the basis of the order in which such Options are granted. Any Options in excess of such limitation shall automatically be treated as Non-Statutory Stock Options.

          (d)    10% Shareholder.    If any Employee to whom an Incentive Stock Option is granted is a 10% Shareholder, then the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant of such Option, and the Option term shall not exceed five years measured from the Date of Grant of such Option.

          (e)    Change in Status.    In the event of an Optionee's change of status from Employee to Consultant or to Non-Employee Director, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option three months and one day following such change of status.

          (f)    Approved Leave of Absence.    If an Optionee is on an approved leave of absence, and the Optionee's reemployment upon expiration of such leave is not guaranteed by statute or contract, including Company policies, then on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

        8.    Restricted Stock Award.    Each Restricted Stock Award shall be evidenced by a Stock Award Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, such Stock Award Agreement shall comply with the terms specified below.

          (a)    Risk of Forfeiture.

            (i)    General Rule.    Shares issued pursuant to a Restricted Stock Award shall initially be subject to a Risk of Forfeiture. The Risk of Forfeiture shall be set forth in the Stock Award Agreement, and shall comply with the terms specified below.

            (ii)    Lapse of Risk of Forfeiture.    The Risk of Forfeiture shall lapse as the Grantee vests in the Granted Stock. The Grantee shall vest in the Granted Stock at such times and under such conditions as determined by the Administrator and set forth in the Stock Award Agreement. Notwithstanding the foregoing, upon the occurrence of a Vesting Event, the Grantee shall become 100% vested in those shares of Granted Stock that are outstanding on the date of the Vesting Event.

            (iii)    Forfeiture of Granted Stock.    The Granted Stock that is subject to a Risk of Forfeiture shall automatically be forfeited and immediately returned to the Company on the Grantee's Termination Date or the date on which the Administrator determines that any other conditions to the vesting of the Restricted Stock were not satisfied during the designated period of time.

          (b)    Rights as a Stockholder.    Upon exercise of a Restricted Stock Award, the Grantee shall have the rights of a stockholder with respect to the voting of the Granted Stock, subject to the conditions contained in the Stock Award Agreement.

          (c)    Dividends.    The Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Granted Stock.

          (d)    Non-transferability of Restricted Stock Award.    Except as otherwise provided for in Section 12 of the Plan, Restricted Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the immediately preceding sentence, the Administrator may permit a Grantee to transfer any Award which is not an Incentive Stock Option to one or more of the Grantee's immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term "immediate family" shall mean the Grantee's spouse and issue (including adopted and step children) and (ii) the phrase "immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive Stock Option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162(m) of the Code.

        9.    Performance Stock Award.    Each Performance Stock Award shall be evidenced by a Stock Award Agreement, in the form approved by the Administrator, and may contain such provisions as the Administrator deems appropriate; provided, however, such Stock Award Agreement shall comply with the terms specified below.

          (a)    Risk of Forfeiture.

            (i)    General Rule.    Shares issued pursuant to a Performance Stock Award shall initially be subject to a Risk of Forfeiture. The Risk of Forfeiture shall be set forth in the Stock Award Agreement, and shall comply with the terms specified below.

            (ii)    Lapse of Risk of Forfeiture.    The Risk of Forfeiture shall lapse as the Grantee vests in the Granted Stock. The Grantee shall vest in or accelerate vesting in the Granted Stock, in whole or in part, if certain goals established by the Administrator are achieved over a designated period of time, but not in any event more than 10 years. The Administrator may use any of the following business criteria to establish the performance goals: (A) Net Income; (B) Return on Average Assets ("ROA"); (C) Business Unit ROA; (D) Cash Return on Average Assets ("Cash ROA"); (E) Business Unit Cash ROA; (F) Return on Average Equity ("ROE"); (G) Business Unit ROE; (H) Cash Return on Average Equity ("Cash ROE"); (I) Business Unit Cash ROE; (J) Earnings Per Share ("EPS"); or (K) Cash EPS, as defined below:

              (A)  "Net Income" shall mean the Company's or business unit's after-tax net income for the applicable Performance Period as reported in the Company's or business unit's consolidated financial statements, adjusted to eliminate the effect of the following: (1) in the event an acquisition is made effective during the Performance Period and is accounted for as a pooling of interests, restatements of financial results for the portion of the Performance Period preceding the effective date of such acquisition; (2) in the event an acquisition is made effective during the Performance Period, regardless of the method of accounting used, the effect on operations attributable to such acquisition with respect to the portion of the Performance Period following the effective date of such acquisition; (3) losses resulting from discontinued operations; (4) extraordinary gains or losses; (5) the cumulative effect of changes in Generally Accepted Accounting Principles in the United States of America ("GAAP"); and (6) any other unusual, non-recurring gain or loss which is separately identified and quantified in the Company's or business unit's financial statements in accordance with GAAP (any reference herein to the Company's financial statements shall be deemed to include any footnotes thereto as well as management's discussion and analysis). Notwithstanding the foregoing, in determining the Company's or business unit's Net Income for a Performance Period the Administrator may from time to time in its discretion disregard any one or more, or all, of the foregoing adjustments (1)-(6) provided that the effect of doing so would be to reduce the amount of incentive payable to a Grantee for such Performance Period.

              (B)  "Return on Average Assets" shall mean the Net Income of the Company, on an annualized basis, divided by the Company's average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

              (C)  "Business Unit ROA" shall mean the Net Income of a business unit or subsidiary managed by a key employee, on an annualized basis, divided by the business unit's or subsidiary's average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

              (D)  "Cash Return on Average Assets" shall mean Net Income, as defined in paragraph (A), plus the after-tax impact of amortization and adjustments of other intangible assets and goodwill acquired in business combinations, tax effected at the Company's statutory state and federal corporate tax rate, of the Company, on an annualized basis, divided by the Company's average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting form SFAS 115) for the Performance Period.

              (E)  "Business Unit Cash ROA" shall mean Net Income, as defined in paragraph (A), plus the after-tax impact of amortization and adjustments of other intangible assets and goodwill acquired in business combinations, tax effected at the business unit's statutory state and federal corporate tax rate, of a business unit or subsidiary managed by a key employee, on an annualized basis, divided by the business unit's or subsidiary's average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting form SFAS 115) for the Performance Period.

              (F)  "Return on Average Equity" shall mean the Net Income of the Company, less dividends on preferred stock held by an unaffiliated third party, on an annualized basis, divided by the Company's Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on the assets available for sale resulting from SFAS 115) for the Performance Period.

              (G)  "Business Unit ROE" shall mean the Net Income of a business unit or subsidiary managed by a key employee, less dividends on preferred stock held by an unaffiliated third party, on an annualized basis, divided by the business unit's or subsidiary's Average Total Common Equity including preferred stock held by an affiliated entity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

              (H)  "Cash Return on Equity" shall mean the Net Income, as defined in paragraph (A), plus the after-tax impact of amortization and adjustments of other intangible assets and goodwill acquired in business combinations, of the Company, tax effected at the Company's statutory state and federal corporate tax rate, less dividends on preferred stock held by an unaffiliated third party, on an annualized basis, divided the Company's Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on the assets available for sale resulting from SFAS 115) for the Performance Period.

              (I)  "Business Unit Cash ROE" shall mean the Net Income, as defined in paragraph (A), plus the after-tax impact of amortization and adjustments of other intangible assets and goodwill acquired in business combinations, of a business unit or subsidiary managed by a key employee, tax effected at the business unit's statutory state and federal corporate tax rate, less dividends on preferred stock held by an unaffiliated third party, on an annualized basis, divided by the business unit's or subsidiary's Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

              (J)  "Earnings Per Share" shall mean the Net Income of the Company divided by the Company's weighted average common and common equivalent shares outstanding, as determined for purposes of calculating the Company's basic or diluted (whichever the Administrator shall designate at the time it established the goal) earnings per share under GAAP (as adjusted to eliminate the effect of shares issued for mergers or acquisitions identified in items (1) and (2) of Subsection (A) above where those items also resulted in adjustments to Net Income) for the Performance Period.

              (K)  "Cash EPS" shall mean the Net Income of the Company, plus the after-tax impact of amortization and adjustments of other intangible assets and goodwill acquired in business combinations, divided by the Company's weighted average common and common equivalent shares outstanding, as determined for purposes of calculating the Company's basic or diluted (whichever the Administrator shall designate at the time it established the goal) earnings per share under GAAP (as adjusted to eliminate the effect of shares issued for mergers or acquisitions identified in items (1) and (2) of Subsection (A) above where those items also resulted in adjustments to Net Income) for the Performance Period.

              (L)  "Average Total Common Equity" shall mean the average common equity of the Company or business unit, adjusted to eliminate the effect of mergers or acquisitions completed during the Performance Period where those mergers or acquisitions resulted in adjustments to Net Income under items (1) and (2) of Subsection (A) above.

              (M) "Performance Period" shall mean a calendar year, commencing January 1 and ending December 31.

      Notwithstanding the foregoing, upon the occurrence of a Vesting Event, the Grantee shall become 100% vested in those shares of Granted Stock that are outstanding on the date of the Vesting Event.

            (iii)    Forfeiture of Granted Stock.    The Granted Stock that is subject to a Risk of Forfeiture shall automatically be forfeited and immediately returned to the Company on the Grantee's Termination Date or the date on which the Administrator determines that any other conditions to the vesting of the Performance Stock Award, including performance goals, were not satisfied during the designated period of time.

          (b)    Rights as a Stockholder.    Upon exercise of a Performance Stock Award, the Grantee shall have the rights of a stockholder with respect to the voting of the Granted Stock, subject to the conditions contained in the Stock Award Agreement.

          (c)    Dividends.    The Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on Granted Stock.

          (d)    Non-transferability of Performance Stock Award.    Except as otherwise provided for in Section 12 of the Plan, Performance Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the immediately preceding sentence, the Administrator may permit a Grantee to transfer any Award which is not an Incentive Stock Option to one or more of the Grantee's immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term "immediate family" shall mean the Grantee's spouse and issue (including adopted and step children) and (ii) the phrase "immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive Stock Option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162(m) of the Code.

        10.    Stock Appreciation Rights.    Each SAR shall be evidenced by a SAR Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, that each SAR Agreement shall comply with the terms specified below. No person may be granted (in any calendar year) SARs that pertain to more than 250,000 Shares, subject to the adjustments provided for in Section 11 of the Plan.

          (a)    Exercise Price.    The Exercise Price of a SAR shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such SAR.

          (b)    Vesting.    Any SAR granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator and set forth in the SAR Agreement. Notwithstanding anything herein to the contrary, upon the occurrence of a Vesting Event, all SARs that are outstanding on the date of the Vesting Event shall become exercisable on such date (whether or not previously vested).

          (c)    Term of SARs.    No SAR shall have a term in excess of 10 years measured from the Date of Grant of such SAR.

          (d)    Non-transferability of SARs.    SARs may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the immediately preceding sentence, the Administrator may permit an Optionee to transfer any Award which is not an Incentive Stock Option to one or more of the Optionee's immediate family members or to trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term "immediate family" shall mean the Optionee's spouse and issue (including adopted and step children) and (ii) the phrase "immediate family members or to trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive Stock Option to such immediate family member or trust, nor the ability of a Optionee to make such a transfer shall have adverse consequences to the Company or the Optionee by reason of Section 162(m) of the Code.

          (e)    Procedure for Exercise.    A SAR shall be deemed to be exercised when written notice of such exercise has been given to the Administrator in accordance with the terms of the SAR Agreement by the person entitled to exercise the SAR. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive an amount equal to the amount by which the Fair Market Value (on the date of surrender) of a Share exceeds the Exercise Price of such SAR. The Company shall pay this amount in the form of: (i) Common

  Stock; (ii) cash; or (iii) a combination of Common Stock and cash, as determined by the Administrator.

          (f)    Effect of Termination of Service.

            (i)    Termination of Service.    Upon termination of an Optionee's Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her SARs, but only on or prior to the date that is three months following the Optionee's Termination Date, and only to the extent that the Optionee was entitled to exercise such SARs on the Termination Date (but in no event later than the expiration of the term of such SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). If, on the Termination Date, the Optionee is not entitled to exercise all of the Optionee's SARs, then the Shares that pertain to the unexercisable SARs shall revert to the Plan. If, after termination of Service, the Optionee does not exercise his/her SARs within the time specified herein, the SARs shall terminate, and the Shares that pertain to the SARs shall revert to the Plan.

            (ii)    Disability of Optionee.    In the event of termination of an Optionee's Service due to his/her Disability, the Optionee may exercise his/her SARs, but only on or prior to the date that is twelve months following the Termination Date, and only to the extent that the Optionee was entitled to exercise such SARs on the Termination Date (but in no event later than the expiration date of the term of his/her SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). To the extent the Optionee is not entitled to exercise the SARs on the Termination Date, or if the Optionee does not exercise the SARs to the extent so entitled within the time specified herein, the SARs shall terminate, and the Shares that pertain to the SARs shall revert to the Plan.

            (iii)    Death of Optionee.    In the event that an Optionee should die while in Service, the Optionee's SARs may be exercised by the Optionee's estate or by a person who has acquired the right to exercise the SARs by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise the SARs at the date of death (but in no event later than the expiration date of the term of his/her SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). If, at the time of death, the Optionee was not entitled to exercise all of his/her SARs, the Shares that pertain to the unexercisable SARs shall immediately revert to the Plan. If after death, the Optionee's estate or a person who acquires the right to exercise the SARs by bequest or inheritance does not exercise the SARs to the extent so entitled within the time specified herein, the SARs shall terminate, and the Shares that pertain to the SARs shall revert to the Plan.

            (iv)    Cause.    In the event of termination of an Optionee's Service due to Cause, the Optionee's SARs shall terminate on the Termination Date.

        11.    Adjustments Upon Changes in Capitalization.

          (a)    Changes in Capitalization.    The limitations set forth in Sections 4, 6, and 10 of the Plan, the number of Shares that pertain to each outstanding Award, and the Exercise Price of each Option and SAR shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued and outstanding Shares, effected without the receipt of consideration by the Company. Such adjustment shall be made by the Administrator, to the extent possible, so that the adjustment shall not result in an accounting consequence under APB 25 and FASB Interpretation No. 44, as amended, and so that the adjustment shall not result in any taxes to the Company or the Participant. The Administrator's determination with respect to the adjustment shall be final, binding, and conclusive.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. In such event, the Administrator, in its discretion, may provide for a Participant to fully vest in his/her Option and SAR, and the Right of Forfeiture to lapse on his/her Granted Stock. To the extent it has not been previously exercised, an Award will terminate upon termination or liquidation of the Company.

        12.    Deferral of Stock Awards and SARs.    The Administrator, in its sole discretion, may permit a Grantee to defer his/her Stock Awards, and an Optionee to defer his/her SARs pursuant to the terms and conditions provided for in the First Community Bancorp Directors Deferred Compensation Plan.

        13.    Cancellation and Regrant of Awards.    The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options or SARs and to grant in substitution new Options or SARs covering the same or a different number of Shares but with an Exercise Price per Share based on the Fair Market Value per Share on the new Date of Grant of the Option or SAR. The Administrator shall also have the authority to effect, at any time and from time to time, with the consent of the affected Grantee, the cancellation of any or all outstanding Stock Awards and to grant in substitution new Stock Awards covering the same or a different number of Shares. The Administrator may also, in its sole discretion and at any time, take any action, including any action that may be considered a "repricing" under any applicable accounting, stock exchange or other rule or regulation, to effect an offer to exchange outstanding Awards for cash or any other type of Award permitted hereunder. For purposes of Section 4 hereof, Shares underlying any Award cancelled by the Company in such exchange shall be available for issuance under the Plan; furthermore, except with respect to a Participant subject to Section 162(m) of the Code, a grant of any Award to a Participant pursuant to such exchange shall be disregarded for purposes of determining whether such Participant has exceeded any limitations hereunder limiting the amount of any type of Award or aggregate amount of Awards that may be granted to a Participant (except to the extent the number of Shares underlying such Awards exceeds the number of Shares underlying the Participant's cancelled Awards).

        14.    Share Escrow/Legends.    Unvested Shares issued under the Plan may, in the Administrator's discretion, be held in escrow by the Company until the Participant's interest in such Shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested Shares.

        15.    Tax Withholding.

          (a)  For corporate purposes, the Company's obligation to deliver Shares upon the exercise of Options, deliver Shares or cash upon the exercise of SARs, or deliver Shares or remove any restrictive legends upon vesting of such Shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

          (b)  To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and the regulations adopted pursuant thereto, the Administrator may, in its discretion, provide any or all holders of Non-Statutory Stock Options or SARS, or unvested Shares under the Plan with the right to use previously vested Shares in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their Non-Statutory Stock Options or SARs, or the vesting of their Shares; provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum statutory rates. Such right may be provided to any such holder in either or both of the following formats:

            (i)    Stock Withholding:    The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Stock Option or SAR, or the vesting of such Shares, a portion of those Shares with an aggregate Fair Market Value equal to the Taxes calculated using the minimum statutory withholding rates interpreted in accordance with APB 25 and FASB Interpretation No. 44.

            (ii)    Stock Delivery:    The election to deliver to the Company, at the time the Non-Statutory Stock Option or SAR is exercised or the Shares vest, one or more Shares previously acquired by such holder (other than in connection with the Option or SAR exercise, or Share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the Taxes calculated using the minimum statutory rates interpreted in accordance with APB 25 and FASB Interpretation No. 44.

        16.    Effective Date and Term of the Plan.    The Plan, as an amendment and restatement of the 2000 Plan, was adopted by the Board on April 11, 2003, and shall become effective on the date of its approval by the Company's shareholders. Unless sooner terminated by the Administrator, the Plan shall continue until April 17, 2010. When the Plan terminates, no Awards shall be granted under the Plan thereafter. The termination of the Plan shall not affect any Shares previously issued or any Award previously granted under the Plan.

        17.    Time of Granting Awards.    The Date of Grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination to grant such Award, or such other date as determined by the Administrator; provided, however, that any Award granted prior to the date on which the Plan is approved by the Company's shareholders shall be subject to the shareholder's approval of the Plan. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable period of time after the date of such grant.

        18.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made without his/her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)    Effect of Amendment and Termination.    Any such amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

        19.    Regulatory Approvals.

          (a)  The implementation of the Plan, the granting of any Awards and the issuance of any Shares upon the exercise of any granted Awards shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it, and the Shares issued pursuant to it.

          (b)  No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement (if required) for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is then listed for trading (if any).

        20.    No Employment/Service Rights.    Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

        21.    Governing Law.    This Plan shall be governed by California law, applied without regard to conflict of law principles.

\*/ DETACH PROXY CARD HERE \*/

PROXY

SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS
FIRST COMMUNITY BANCORP

        The undersigned hereby appoints LYNN M. HOPKINS, MICHAEL L. THOMPSON and JARED M. WOLFF, or any of them, with full power of substitution, the lawful attorneys and proxies of the undersigned, to vote all of the shares held by the undersigned in First Community Bancorp at the Annual Meeting of Shareholders to be held on May 28, 2003 (the "Meeting") and at any postponements or adjournments thereof upon the matters listed below.

(Continued, and to be marked, dated and signed, on the other side)

\*/ DETACH PROXY CARD HERE \*/

FIRST COMMUNITY BANCORP
PROXY	SOLICITED BY THE BOARD OF DIRECTORS

1. To elect Directors	/ / FOR	/ / WITHHOLD AUTHORITY
All nominees listed below (except as marked to the contrary)
INSTRUCTION: to withhold authority for any individual, cross a line through the nominee's name in the list below:
Stephen M. Dunn	John M. Eggemeyer, III	Barry C. Fitzpatrick	Charles H. Green
Leon Kassel	Susan E. Lester	Timothy B. Matz	Daniel B. Platt
Robert A. Stine	Matthew P. Wagner	David S. Williams
2. To approve the amendment and restatement of the 2000 Stock Incentive Plan and to increase the number of shares authorized for delivery thereunder from 2,000,000 to 2,500,000 shares of common stock.	/ / FOR	/ / AGAINST	/ / ABSTAIN
3. To transact any other such business as may properly come before the Meeting and at any postponements or adjournments thereof.	/ / AUTHORITY		/ / WITHHOLD AUTHORITY
UNLESS A CONTRARY CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, IN FAVOR OF PROPOSAL 2 and OTHERWISE IN THE DISCRETION OF ANY OF THE APPOINTEES AS PROXIES.

Please sign exactly as name appears on reverse side. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.
Dated:	, 2003

Signature
Signature

Please Detach Here

\*/ You Must Detach This Portion of the Proxy Card \*/
 Before Returning it in the Enclosed Envelope

QuickLinks

TABLE OF CONTENTS
INTRODUCTION
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT
BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL 1: ELECTION OF DIRECTORS
BOARD OF DIRECTORS COMMITTEES
COMPENSATION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2: APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2000 STOCK INCENTIVE PLAN
INDEPENDENT AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
INCORPORATION BY REFERENCE
OTHER MATTERS
FIRST COMMUNITY BANCORP AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS DECEMBER 17, 2002
FIRST COMMUNITY BANCORP AMENDED AND RESTATED CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS DECEMBER 17, 2002
FIRST COMMUNITY BANCORP 2003 STOCK INCENTIVE PLAN
Please Detach Here